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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

COGENT COMMUNICATIONS GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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1015 31st Street, NW,
Washington, D.C. 20007
(202) 295-4200

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON April 19, 2012

        The Annual Meeting of Stockholders of Cogent Communications Group, Inc., a Delaware corporation (the "Company"), will be held on April 19, 2012, at 9:00 a.m., local time, at the Company's offices at 1015 31st Street, NW, Washington, D.C. 20007, for the following purposes:

  1.
  To elect seven directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or appointed.

  2.
  To vote on the ratification of the selection by the Audit Committee of Ernst & Young LLP as the independent registered public accountants for the Company for the fiscal year ending December 31, 2012.

  3.
  To vote on an amendment to the 2004 Incentive Award Plan to increase the authorized number of shares of common stock in the plan by 1,200,000.

  4.
  To hold a non-binding advisory vote to approve the compensation of Company's named executive officers.

  5.
  To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

        The foregoing matters are described in more detail in the enclosed Proxy Statement.

        The Board of Directors has fixed February 24, 2012 as the record date for determining stockholders entitled to vote at the Annual Meeting of Stockholders.

        The Company's Proxy Statement is attached hereto. Financial and other information about the Company is contained in the enclosed 2011 Annual Report to Stockholders for the fiscal year ended December 31, 2011.

        You are cordially invited to attend the meeting in person. Your participation in these matters is important, regardless of the number of shares you own. Whether or not you expect to attend in person, we urge you to complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed envelope. If you choose to attend the meeting you may then vote in person if you so desire, even though you may have executed and returned the proxy. Any stockholder who executes such a proxy may revoke it at any time before it is exercised. A proxy may be revoked at any time before it is exercised by delivering written notice of revocation to the Company, Attention: Ried Zulager; by delivering a duly executed proxy bearing a later date to the Company; or by attending the Annual Meeting and voting in person.

By Order of the Board of Directors,

Ried Zulager, Secretary

Washington, D.C.
March 2, 2012

COGENT COMMUNICATIONS GROUP, INC.

Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held at 9:00 a.m., April 19, 2012

        The proxy statement and annual report to stockholders (Form 10-K) are available at: http://www.cogentco.com/en/about-cogent/investor-relations/reports.

        The materials available at the website are the proxy statement and annual report to shareholders (Form 10-K).

        The annual shareholder meeting will be held at 9:00 a.m. on April 19, 2012 at Cogent's offices at 1015 31st Street, NW, Washington, D.C. 20007. The matters to be covered are noted below:

  1.
  Election of directors;

  2.
  Ratification of appointment of Ernst & Young LLP as independent registered public accountants for the fiscal year ending December 31, 2012;

  3.
  To vote on an amendment to the 2004 Incentive Award Plan to increase the authorized number of shares of common stock in the plan by 1,200,000;

  4.
  Non-binding advisory vote to approve the compensation of Company's named executive officers;

  5.
  Other matters as may properly come before the meeting.

        The Board of Directors of Cogent recommends voting FOR Proposal 1—Election of Directors, FOR Proposal 2—Ratification of Appointment of Ernst & Young LLP as independent registered public accountants for the fiscal year ending December 31, 2012, FOR Proposal 3—Amendment to the 2004 Incentive Award Plan to increase the authorized number of shares in the plan by 1,200,000, and FOR Proposal 4—Non-binding Approval of Executive Compensation.

        You are cordially invited to attend the meeting in person. Your participation in these matters is important, regardless of the number of shares you own. Whether or not you expect to attend in person, we urge you to complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed envelope. If you choose to attend the meeting you may then vote in person if you so desire, even though you may have executed and returned the proxy. Any stockholder who executes such a proxy may revoke it at any time before it is exercised. A proxy may be revoked at any time before it is exercised by delivering written notice of revocation to the Company, Attention: Ried Zulager; by delivering a duly executed proxy bearing a later date to the Company; or by attending the Annual Meeting and voting in person.

1015 31st Street, NW,
Washington, D.C. 20007
(202) 295-4200

PROXY STATEMENT

        The Board of Directors of Cogent Communications Group, Inc. (the "Company"), a Delaware corporation, is soliciting your proxy on the proxy card enclosed with this Proxy Statement. Your proxy will be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on April 19, 2012, at 9:00 a.m., local time, at the Company's offices at 1015 31st Street, NW, Washington, D.C. 20007, and any adjournment or postponement thereof. This Proxy Statement, the accompanying proxy card and the Company's 2011 Annual Report to Stockholders are first being mailed to stockholders on or about March 10, 2012.

VOTING SECURITIES

Voting Rights and Outstanding Shares

        Only stockholders of record on the books of the Company as of 5:00 p.m., February 24, 2012 (the "Record Date"), will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, the outstanding voting securities of the Company consisted of 45,943,892 shares of common stock, par value $0.001 per share.

        Holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of the stockholders. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections with the assistance of the Company's transfer agent. The Inspector will also determine whether or not a quorum is present. In general, our Bylaws provide that a quorum consists of a majority of the shares issued and outstanding and entitled to vote, the holders of which are present in person or represented by proxy. Broker non-votes (which occur when a brokerage firm has not received voting instructions from the beneficial owner on a non-routine matter, as defined by under applicable rules and as discussed in greater detail below) and abstentions are counted for purposes of determining whether a quorum is present.

        Except in very limited circumstances, the affirmative vote of a majority of the shares having voting power present in person or represented by proxy at a duly held meeting at which a quorum is present is required under the Company's Bylaws for approval of proposals presented to stockholders, including Proposals 1, 2, 3 and 4.

  Proxies

        The shares represented by the proxies received, properly dated and executed and not revoked will be voted at the Annual Meeting in accordance with the instructions of the stockholders. A proxy may be revoked at any time before it is exercised by:

  •
  delivering written notice of revocation to the Company, Attention: Ried Zulager;

  •
  delivering a duly executed proxy bearing a later date to the Company; or

  •
  attending the Annual Meeting and voting in person.

        Any proxy that is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted "FOR" the election of directors, "FOR" the ratification of the selection by the Audit Committee of Ernst & Young LLP as independent registered public accountants, "FOR" the approval of an amendment to the 2004 Incentive Award Plan to increase the authorized number of shares of common stock in the plan by 1,200,000, and "FOR" the non-binding approval of the compensation of the Company's named executive officers.

        Proposals 1, 3, and 4 are matters considered non-routine under applicable rules. A broker or other nominee cannot vote on these matters without specific voting instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 3, and 4.

        Proposal 2 is a matter considered routine under applicable rules. A broker or other nominee may generally vote on routine matters without specific voting instructions, and therefore no broker non-votes are expected to exist in connection with Proposal 2.

        Broker non-votes will not be deemed to have voting power and thus will have no effect on voting. However, abstentions will be treated as present and having voting power, and accordingly will have the effect of a negative vote for purposes of determining the approval of Proposals 1, 2, 3, and 4.

        The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

        The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or email.

 PROPOSAL NO. 1
ELECTION OF DIRECTORS

        Seven directors are to be elected at the Annual Meeting to serve until their respective successors are elected and qualified. Nominees for election to the Board of Directors shall be approved by a majority of the votes cast by holders of our common stock present in person or by proxy at the Annual Meeting, each share being entitled to one vote.

        In the event any nominee is unable or unwilling to serve as a nominee, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of those nominees named without nomination of a substitute, or the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named will be unable or unwilling to serve as a nominee or as a director if elected.

        Set forth below is certain information concerning the seven directors of the Company nominated to be elected at the Annual Meeting:

        Dave Schaeffer, age 55, founded our Company in August 1999 and is our Chairman of the Board of Directors, Chief Executive Officer and President. Prior to founding the Company, Mr. Schaeffer was the founder of Pathnet, Inc., a broadband telecommunications provider, where he served as Chief Executive Officer from 1995 until 1997 and as Chairman from 1997 until 1999. Mr. Schaeffer has been a director since 1999. Mr. Schaeffer serves as both Chairman and CEO because he is the founder of the Company and has successfully led the Company and the board since the Company was founded. For this reason he has been nominated to continue serving on the Board.

        Steven D. Brooks, age 60, has served on our Board of Directors since October 2003. Mr. Brooks is a private investor. He was Managing Partner of BCP Capital Management from 1999 to 2009. From 1997 until 1999, Mr. Brooks headed the technology industry mergers and acquisition practice at Donaldson, Lufkin & Jenrette. Previously, Mr. Brooks held a variety of positions in the investment banking and private equity fields, including: Head of Global Technology Banking at Union Bank of Switzerland, Managing Partner of Corporate Finance at Robertson Stephens, founder and Managing Partner of West Coast technology investment banking at Alex Brown & Sons, and Principal at Rainwater, Inc., a private equity firm in Fort Worth, Texas. Mr. Brooks has been nominated to continue serving on the Board because of his extensive experience with firms such as Cogent and with public market activities of such companies. Having been involved with the Company since its early days he also brings extensive historical perspective to the Board.

        Erel N. Margalit, age 51, has served on our Board of Directors since 2000. Mr. Margalit founded Jerusalem Venture Partners in 1998 and serves as Chairman. He was a general partner of Jerusalem Pacific Ventures from December 1993 to August 1997. From 1990 to 1993, Mr. Margalit was Director of Business Development of the City of Jerusalem. Mr. Margalit serves on the board of directors (which also serves as the compensation committee in each case) of Sepaton, Inc., Animation Lab Ltd., Cyber-Ark Software, Ltd., Magink Display Technologies Inc., CyOptics, Inc., JVP Media Studio, L.P., Citypulse Ltd., Anyclip Media Ltd., Siano Mobile Silicon, Inc., and Qlipso Media Networks Ltd. All of these companies are privately held. Mr. Margalit also serves on the board of directors of QLIK Technologies, Inc., which is listed on NASDAQ. A Jerusalem Venture Partners fund managed by him was a founding investor in Cogent. Mr. Margalit continues to play an active role in various technology ventures both in and outside the U.S. Mr. Margalit has been nominated to continue serving on the Board because of this extensive knowledge of the international technology market.

        Timothy Weingarten, age 36, has served on our Board of Directors since October 2003. Mr. Weingarten is currently the co-founder and CEO of ShopTAP Inc. Prior to founding ShopTAP, he was the Chairman and CEO of Visage Mobile. He is also a consultant to and former General Partner of Worldview Technology Partners—an early stage VC fund with over $1B under management. From 1996 to 2000, Mr. Weingarten was a member of the telecom equipment research group at Robertson Stephens and Company. Mr. Weingarten is also a member of the board of directors of, Zoove, Inc., and Ooma, Inc. He serves on the compensation committee of each of those companies. Mr. Weingarten has been nominated to continue serving on the Board because of his extensive knowledge of the U.S. venture capital backed companies making use of the Internet. The Board values this insight since Cogent's future growth depends to a great extent on the uses made of the Internet.

        Richard T. Liebhaber, age 76, has served on our Board of Directors since March 2006. Mr. Liebhaber was with IBM from 1954 to 1985, where he held a variety of positions. Subsequently, he served as executive vice president and member of the management committee at MCI Communications, and served on the board of directors of MCI from 1992 to 1995. From 1995 to 2001, Mr. Liebhaber served as managing director at Veronis, Suhler & Associates, a New York media merchant banking firm. Mr. Liebhaber has been nominated to continue serving on the Board because of his extensive operational experience with telecommunications companies.

        D. Blake Bath, age 49, has served on our Board of Directors since November 2006. He is the Chief Executive Officer of Bay Bridge Capital Management, LLC, an investment firm in Bethesda, MD. From 1996 until 2006, Mr. Bath was Managing Director at Lehman Brothers and, as a senior equity research analyst for Lehman Brothers, was Lehman's lead analyst covering wireline and wireless telecommunications services. Prior to joining Lehman Brothers he was the primary telecommunications analyst at Sanford C. Bernstein from 1992 to 1996. From 1989 to 1992 he was an analyst in the Strategic Planning and Corporate Finance organizations at MCI Communications. Mr. Bath has been nominated to continue serving on the Board because of his wide experience with the telecommunications industry which allows him to contribute a broad perspective to discussions about the Company's future activities and its place in the current competitive landscape.

        Marc Montagner, age 50, has served on our Board of Directors since April 2010. He is currently Chief Financial Officer at LightSquared. He had been Executive Vice President of Strategy, Development and Distribution at LightSquared earlier. Prior to joining LightSquared in February of 2009, Mr. Montagner was Managing Director and Co-Head of the Global Telecom, Media and Technology Merger and Acquisition Group at Banc of America Securities. Until August of 2006, he was Senior Vice President, Corporate Development and M&A with the Sprint Nextel Corporation. Prior to this, Mr. Montagner had the same responsibilities with Nextel Communications. Prior to 2002, Mr. Montagner was a Managing Director in the Media and Telecom Group at Morgan Stanley. Prior to joining Morgan Stanley, Mr. Montagner worked for France Télécom in New York where he was Head of Corporate Development for North America. Mr. Montagner has been nominated to the Board due to his extensive experience in the telecommunications industry, specifically with respect to operational, financial and strategic matters.

        Unless marked otherwise, proxies received will be voted "FOR" the election of each of the nominees named above.

Recommendation of the Board of Directors:

        The Board recommends a vote "FOR" the election of all nominees named above.

 PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee of the Board has appointed Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2012. Services provided to the Company and its subsidiaries by Ernst & Young LLP in fiscal years 2010 and 2011 are described under "Relationship with Independent Registered Public Accountants—Fees and Services of Ernst & Young LLP," below.

        We are asking our stockholders to ratify the selection of Ernst & Young LLP as our independent registered public accountants. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate practice.

        Representatives of Ernst & Young LLP will be available by telephone at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

        The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for ratification. The Board recommends that stockholders vote "FOR" ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountants for fiscal year 2012. Unless marked otherwise, proxies received will be voted "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountants for 2012.

        In the event stockholders do not ratify the appointment, the appointment may be reconsidered by the Audit Committee and the Board. The Company believes that neither the Audit Committee nor the Board is obliged to make any such reconsideration under Delaware law, the rules of the stock exchange on which it is listed, or the rules promulgated by the Securities and Exchange Commission that frame certain specific obligations of the members of all public company audit committees with respect to the selection of independent registered public accountants. Even if the selection is ratified, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors:

        The Board recommends a vote "FOR" the ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accountants for 2012.

PROPOSAL NO. 3
AMENDMENT TO INCREASE SHARES IN INCENTIVE PLAN

        On October 26, 2011 the Board approved, subject to stockholder approval, the amendment of the Company's 2004 Incentive Award Plan to increase the shares of common stock available for grant under the plan by 1,200,000 shares. As of December 31, 2011 there were 280,040 shares available, for issuance under the 2004 Incentive Award Plan. The principal purpose for increasing the shares available under the 2004 Incentive Award Plan is to allow the Company to continue to use the plan to promote the success of the business and enhance the Company's value by linking the personal interests of employees, consultants and directors to the Company's success and by providing these individuals with an incentive for outstanding performance. The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for ratification.

        The principal features of the 2004 Incentive Award Plan, as amended subject to stockholder approval, are summarized below. The summary below is qualified by reference to the full text of the 2004 Incentive Award Plan, as amended, which is included as Appendix A to this Proxy Statement. If this Proposal 3 is not approved by our stockholders, the amendment to the 2004 Incentive Award Plan will not become effective, but the 2004 Incentive Award Plan will remain in effect in accordance with its present terms.

Summary of the 2004 Incentive Award Plan

        General.    During 2004, the Company adopted the 2004 Incentive Award Plan to promote the success of the business and enhance the Company's value by linking the personal interests of employees, consultants and directors to its success and by providing these individuals with an incentive for outstanding performance. The 2004 Incentive Award Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, dividend equivalent rights, performance-based awards, deferred stock, stock payments and other stock-based awards (collectively, the "Awards"). As of December 31, 2011 280,040 shares remained available for issuance. The proposed amendment of the 2004 Incentive Award Plan would increase the total number of shares available for issuance to 1,480,040. Based on the closing price of the common stock on the NASDAQ on January 31, 2012 of $15.24 per share, the market value of shares of common stock proposed to be available for issuance under the 2004 Incentive Award Plan would be $22,555,810.

        Prior Increases in Shares Available.    In April 2005, the stockholders approved an increase in the number of shares available for grant under the 2004 Incentive Award Plan of 600,000 shares of common stock. In April 2007 the stockholders approved an increase in the number of shares available for grant under the 2004 Incentive Award Plan of 2,000,000 shares. In April 2010 the stockholders approved an increase in the number of shares available for grant under the 2004 Incentive Award Plan of 1,300,000 shares.

        Administration.    Our board of directors administers the 2004 Incentive Award Plan, unless and until the board of directors delegates administration of the plan to a committee, subject to the limitations set forth in the plan. The CEO has been delegated authority, subject to limits, to make grants to employees other than executive officers.

        Eligibility.    Awards may be granted to individuals who are then employees, consultants or independent directors of our company or one of our subsidiaries. As of January 31, 2012, we had approximately 630 employees and seven directors, six of whom were independent directors. The number of shares that may be subject to awards granted under the 2004 Incentive Award Plan to any individual in any twelve-month period may not exceed 769,230.

        Awards.    Each Award is set forth in a separate agreement with the person receiving the award. The Award agreement indicates the type, terms and conditions of the Award.

  •
  Nonqualified Stock Options.  Nonqualified stock options provide for the right to purchase shares of our common stock at a specified price, which may not be less than the market price of our common stock on the date of grant of the option. Nonqualified stock options may be granted for any term specified in the applicable award agreement that does not exceed ten years and usually become exercisable in one or more installments after the grant date, subject to vesting conditions which may include continued employment or service with us, satisfaction of performance targets and/or other conditions.

  •
  Incentive Stock Options.  Incentive stock options are designed in a manner intended to comply with the provisions of Section 422 of the Internal Revenue Code, and are subject to specified restrictions contained in the Internal Revenue Code. Incentive stock options have an exercise price of not less than 100% of the fair market value of the underlying share on the date of grant

    (or 110% in the case of incentive stock options granted to certain significant shareholders). Only employees are eligible to receive incentive stock options, and incentive stock options may not have a term of more than ten years (or five years in the case of incentive stock options granted to certain significant shareholders). Vesting conditions may apply to incentive stock options as determined by the plan administrator and may include continued employment with us, satisfaction of performance targets and/or other conditions.

  •
  Restricted Stock.  Restricted stock may be granted to any eligible individual and made subject to such restrictions as may be determined by the administrator. Typically, restricted stock may be forfeited for no consideration or repurchased by us if the conditions or restrictions on vesting are not met, and may not be sold or otherwise transferred to third parties until restrictions are removed or expire. Recipients of restricted stock, unlike recipients of options, may have voting rights and may receive dividends, if any, prior to the time when the restrictions lapse.

  •
  Restricted Stock Units.  Restricted stock units may be awarded to any eligible individual, typically without payment of consideration or for a nominal purchase price, but typically subject to vesting conditions including continued employment or pre-established performance targets. Shares of common stock underlying restricted stock units are not issued until the restricted stock units have vested. Recipients of restricted stock units will have no voting or dividend rights with respect to the underlying shares prior to the time when the shares are issued.

  •
  Stock Appreciation Rights.  Stock appreciation rights granted under the 2004 Incentive Award Plan typically will provide for payments to the holder based upon increases in the price of our common stock over the base price of the stock appreciation rights. Similar to nonqualified stock options, stock appreciation rights typically become exercisable in one or more installments after the grant date, subject to vesting conditions which may include continued employment or service with us, satisfaction of performance targets and/or other conditions. The plan administrator may elect to pay stock appreciation rights in cash, in common stock or in a combination of both.

  •
  Dividend Equivalents.  Dividend equivalents represent the value of the dividends, if any, per share paid by us, calculated with reference to the number of shares covered by an Award. Dividend equivalents may be settled in cash or shares and at such times as determined by the plan administrator, subject to certain restrictions set forth in the 2004 Incentive Award Plan.

  •
  Other Awards.  Performance-based awards, stock payments and other stock-based awards may be granted under the 2004 Incentive Award Plan. The right to vest in these awards generally will be based upon achievement of specific performance targets and these awards may generally be paid in cash or in common stock or in a combination of both.

        Limitations on Terms of Grants.    Absent approval of the stockholders, no option may be amended to reduce the per share exercise price of shares subject to such option below the per share exercise price as of the date the option is granted, and except as permitted by the 2004 Incentive Award Plan with respect to changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price, nor may an option be exchanged for restricted stock. Restricted Stock, that does not vest on the basis of meeting performance targets shall not vest at a rate that would cause the following vesting schedule to be exceeded: no vesting prior to the first anniversary of the grant; no more than 1/3 vested on the first anniversary of the grant; no more than 2/3 vested on the second anniversary of the grant; and full vesting not occurring prior to the end of the third year.

        Certain Transactions.    In the event of certain transactions and events affecting our common stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions, or changes in applicable law, the plan administrator has broad discretion to adjust the provisions of the 2004 Incentive Award Plan and the terms and conditions of existing and future Awards, including with respect to the aggregate number and type of shares subject to the 2004 Incentive Award Plan and Awards granted pursuant to the 2004 Incentive Award Plan, to prevent the dilution or enlargement of intended benefits and/or facilitate such transactions or events or give effect to such changes in applicable law. In the event of a change in control where the acquiror does not assume or replace Awards granted under the 2004 Incentive Award Plan, such Awards will be subject to accelerated vesting so that 100% of such Awards will become vested and exercisable or payable, as applicable. Award agreements may also provide for accelerated vesting or payment, as applicable, upon certain events. A change of control is defined for purposes of the 2004 Incentive Award Plan to mean, generally, a transaction after which the current stockholders of the Company have less than 50% of the stock of the surviving entity or a sale or other disposition of all or substantially all of the assets of the Company.

        Amendment and Termination of the 2004 Incentive Award Plan.    Our board of directors or a duly authorized committee may terminate, amend or modify the 2004 Incentive Award Plan. However, stockholder approval of any amendment to the 2004 Incentive Award Plan will be obtained (i) to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, (ii) for any amendment to the 2004 Incentive Award Plan that increases the number of shares available under the 2004 Incentive Award Plan (other than any adjustment as provided by the plan with respect to changes in capital structure), or (iii) for any amendment to the 2004 Incentive Award Plan that permits the plan administrator to extend the exercise period of an option beyond ten years from the date of grant. Absent approval of the stockholders, no option may be amended to reduce the per share exercise price of shares subject to such option below the per share exercise price as of the date the option is granted, and except as permitted by the plan with respect to changes in capital structure, no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price, nor may an option be exchanged for restricted stock. If not terminated earlier by the board of directors or a duly authorized committee thereof, the 2004 Incentive Award Plan expires ten years after the earlier of the date the plan was approved by our stockholders or the date the 2004 Incentive Award Plan was approved by the board of directors.

        U.S. Federal Income Tax Consequences.    Generally, there are no tax consequences to the Company or the optionee by reason of the grant of an option. With respect to nonqualified stock options, our company is generally entitled to deduct, and the optionee recognizes, taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, if applicable holding period requirements are met, the optionee will not recognize taxable income at the time of exercise. However, the excess of the fair market value of the common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss and our company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

        The current U.S. federal income tax consequences of other Awards authorized under the 2004 Incentive Award Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid, if any, only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); performance-based awards, deferred stock, stock payments and other stock-based awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income, subject to deductibility limitations set forth in Section 162(m) of the Internal Revenue Code with respect to covered employees.

New Plan Benefits

        The future benefits or amounts that will be received by or allocated are not determinable. Future benefits or amounts to be received by or allocated will be determined by future action of the Compensation Committee and the Board of Directors.

Recommendation of the Board of Directors:

        The Board recommends a vote "FOR" the ratification of Amendment to the 2004 Incentive Award Plan to increase the authorized number of shares in the plan by 1,200,000.

PROPOSAL NO. 4
ADVISORY VOTE ON EXECUTIVE COMPENSATION

        In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, we are asking stockholders to approve the following advisory resolution at the 2012 Annual Meeting of Stockholders:

          RESOLVED that the Company's stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's Proxy Statement for the 2012 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2011 Summary Compensation Table and the other related tables and disclosure.

        Although the stockholder's vote is advisory and non-binding upon our Board of Directors, our Board will take your vote into consideration when making future decisions regarding executive compensation. However, our Board of Directors and the Compensation Committee will retain full responsibility for determining the final compensation of the executive management of the Company.

        The affirmative vote of the holders of a majority of shares represented in person or by proxy and entitled to vote on this item will be required for approval.

        As described in the Compensation Discussion and Analysis section of this Proxy Statement, the Company's executive compensation is designed to attract, reward and retain the executives of our Company in order to achieve our Company's corporate goals and to align the interests of the executives with the long-term interests of our stockholders.

        At the Company's annual meeting in 2011 the stockholders did not approve the compensation of the named executive officers. Based on the views expressed by several stockholders this occurred because the Board cancelled options and replaced them with restricted stock for one of the named executive officers. The Board and Compensation Committee do not intend to do so again. The Board has amended the 2004 Incentive Plan to prohibit such actions as well as to prohibit the re-pricing of options that have a strike price below the current price of the Company's stock ("underwater options") unless such action is approved the stockholders.

        The Board urges stockholders to carefully read the "Compensation Discussion and Analysis" section of this Proxy Statement, which describes in more detail our executive compensation policies and procedures, as well as the Summary Compensation Table and other related compensation tables and the narrative discussion.

Recommendation of the Board of Directors:

        The Board recommends a vote "FOR" the resolution set forth above thereby approving the compensation of the named executive officers.

THE BOARD OF DIRECTORS AND COMMITTEES

        The Board of Directors met five (5) times during 2011 and acted once by unanimous written consent. Each director, during his term as director, attended at least 75% of the meetings of the Board. Each director, during his term as director, attended at least 75% of the meetings of the committees of the Board of which he was a member. The independent directors met four (4) times. All of the directors except Mr. Margalit attended the annual meeting of stockholders. During 2011, the Board had a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

        Mr. Schaeffer serves as CEO and Chairman of the Board of Directors. He is the founder of the Company and owns approximately 6% of the Company's stock. His dual role was established 11 years ago when he founded the Company. The Board believes that at the Company's current stage of growth the Board is best served by a chairman who is involved with the Company on a full-time basis and is therefore able to bring great depth of knowledge about the Company to this role. The Board does not have a designated lead independent director.

        The Board's role in the Company is to provide general oversight of strategy and operations. As part of its oversight of operations it reviews the performance of the Company and the risks involved in the operations of the Company. The Board and the Audit Committee receive regular reports on the status of the Company's internal controls and each has reviewed key operational risks. The Board's risk oversight role has no effect on its leadership structure as all directors other than Mr. Schaeffer are independent directors and therefore have no conflict that might discourage critical review.

  Nominating and Corporate Governance Committee

        We established our Nominating and Corporate Governance Committee in April 2005. During all of 2011 the members of this committee were Messrs. Brooks (Chairman), Montagner and Margalit, each of whom are independent members of our Board. Our Board has adopted a charter governing the activities of the Nominating and Corporate Governance Committee. The charter of the Nominating and Corporate Governance Committee may be found on the Company's website under the tab "About Cogent; Investor Relations; Corporate Governance" at www.cogentco.com. Pursuant to its charter, the Nominating and Corporate Governance Committee's tasks include assisting the Board of Directors in identifying individuals qualified to become Board members, recommending to the Board director nominees to fill vacancies in the membership of the Board as they occur and, prior to each annual meeting of stockholders, recommending director nominees for election at such meeting.

        The Nominating and Corporate Governance Committee seeks diversity in the membership of the Board. It does not have formal objective criteria for determining the amount of diversity needed or present on the Board. Instead it and the Board seek candidates with a range of experience. Board candidates are considered based upon various criteria, such as skills, knowledge, perspective, broad business judgment and leadership, relevant specific industry or regulatory affairs knowledge, business creativity and vision, experience, and any other factors appropriate in the context of an assessment of the committee's understood needs of the Board at that time. In addition, the Nominating and

Corporate Governance Committee considers whether the individual satisfies criteria for independence as may be required by applicable regulations and personal integrity and judgment. Accordingly, the Company seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.

        The Nominating and Corporate Governance Committee has the sole authority to retain, compensate, and terminate any search firm or firms to be used in connection with the identification, assessment, and/or engagement of directors and director candidates. No such firm has been retained by the Company in the past.

        The Nominating and Corporate Governance Committee considers proposed nominees whose names are submitted to it by stockholders; however, it does not have a formal process for that consideration. The Company has not to date adopted a formal process because it believes that the informal consideration process has been adequate. The committee intends to review periodically whether a more formal policy should be adopted. If a stockholder wishes to suggest a proposed name for committee consideration, the name of that nominee and related personal information should be forwarded to the Nominating and Corporate Governance Committee, in care of the Secretary, at least three months before the next annual meeting to ensure meaningful consideration by the Nominating and Corporate Governance Committee. See also "Stockholder Proposals" for Bylaw requirements for nominations.

        The Nominating and Corporate Governance Committee had three (3) formal meetings in 2011; all meetings were held in conjunction with a meeting of the full board to accommodate the views of all members of the Board of Directors concerning its membership and constitution.

  Stockholder Communication with Board Members

        Although the Company has not to date developed formal processes by which stockholders may communicate directly to directors, it believes that the informal process, in which stockholder communications that are received by the Secretary for the Board's attention, or summaries thereof, are then forwarded to the Board has served the Board's and the stockholders' needs. During 2011, several institutional investors communicated with the Board in this fashion. The investor letters were subsequently addressed by direct communications with representatives of the investors and a member of the Board with responsibility for the topics addressed by the investors, and the full Board was apprised of the conversations. Accordingly, the Board considers that an effective and well established traditional means of receiving communications from stockholders currently exists. In view of Securities and Exchange Commission, or SEC, disclosure requirements relating to this issue, the Nominating and Corporate Governance Committee may consider development of more specific procedures. Until any other procedures are developed and posted on the Company's corporate website at www.cogentco.com, any communications to the Board should be sent to it in care of the Secretary.

  Code of Conduct

        The Company's Code of Conduct may be found on the Company's website under the tab "About Cogent; Investor Relations; Corporate Governance" at www.cogentco.com.

  Board Member Attendance at Annual Meetings

        The Company encourages all of its directors to attend the Annual Meeting of Stockholders. The Company generally holds a Board meeting coincident with the Annual Meeting to minimize director travel obligations and facilitate their attendance at the Annual Meeting.

  Director Independence

        Nasdaq Marketplace Rules require that a majority of the Board be independent. No director qualifies as independent unless the Board determines that the director has no direct or indirect relationship with the Company that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In assessing the independence of its members, the Board examined the commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships of each member. The Board's inquiry extended to both direct and indirect relationships with the Company. Based upon both detailed written submissions by its members and discussions regarding the facts and circumstances pertaining to each member, considered in the context of applicable Nasdaq Marketplace Rules, the Board has determined that all of the directors nominated for election, other than Mr. Schaeffer, are independent.

  Audit Committee

        The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). During all of 2011 the members of this committee were Messrs. Liebhaber (Chairman), Bath and Montagner, each of whom is independent as the term "independence" is defined in the applicable listing standards of Nasdaq and Rule 10A-3 under the Exchange Act. The Board has determined that each of Messrs. Liebhaber, Bath and Montagner qualifies as a financial expert, as that term is defined in the Exchange Act. The responsibilities of this Audit Committee include:

  •
  the appointment, compensation, retention and oversight of our independent registered public accountants;

  •
  reviewing with our independent registered public accountants the plans and results of the audit engagement;

  •
  pre-approving professional services provided by our independent registered public accountants;

  •
  reviewing our critical accounting policies, our Annual and Quarterly reports on Forms 10-K and 10-Q, and our earnings releases;

  •
  reviewing the independence of our independent registered public accountants; and

  •
  reviewing the adequacy of our internal accounting controls and overseeing our ethics program.

        The Audit Committee met six (6) times during 2011. The charter of the Audit Committee may be found under the tab "About Cogent; Investor Relations; Corporate Governance" at www.cogentco.com.

 Audit Committee Report

To the Board of Directors:

        We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the year ended December 31, 2011.

        We have discussed with the independent registered public accountants, Ernst & Young LLP, the matters required to be discussed with us by the American Institute of Certified Public Accountants, the Securities and Exchange Commission, the Nasdaq Stock Market and the Public Company Accounting Oversight Board, including those required by the Statement on Auditing Standards No. 61, as amended.

        We have received and reviewed the letter from Ernst & Young LLP required by the Public Company Accounting Oversight Board, and have discussed with Ernst & Young LLP their independence, including the written disclosures and letter required by Rule 3526 of the Public Company Accounting Oversight Board.

        Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the Securities and Exchange Commission. The Board of Directors caused the Form 10-K to be so filed.

Audit Committee:
Richard T. Liebhaber Marc Montagner D. Blake Bath

  Compensation Committee

        During 2011 the Compensation Committee consists of Messrs. Bath, Margalit and Weingarten, each of whom is independent as the term "independence" is defined in the applicable listing standards of Nasdaq. Mr. Bath was chairman of the Compensation Committee. On February 21, 2012 the Board appointed Mr. Brooks to replace Mr. Bath on the committee and designated Mr. Margalit as chairman. The Compensation Committee is responsible for determining compensation for our executive officers and other employees, and administering our compensation programs. The Compensation Committee had four (4) formal meetings in 2011 and did not act by unanimous written consent. In 2011 the functions of the Compensation Committee were largely undertaken by the full Board during closed executive session meetings held in conjunction with regularly scheduled in-person meetings of the Board. Salary and equity compensation awards for all of the executive officers and key employees of the Company listed in this proxy statement were considered during these meetings and Mr. Schaeffer was absent from any discussions concerning his compensation. The charter of the Compensation Committee is available under the tab "About Cogent; Investor Relations; Corporate Governance" at www.cogentco.com.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

        Set forth below is certain information concerning the executive officers of the Company. Biographical information on Mr. Schaeffer is included under "Proposal 1—Election of Directors."

EXECUTIVE OFFICERS

        Thaddeus G. Weed, age 50, joined us in February 2000 and served as Vice President and Controller until May 2004 when he became our Chief Financial Officer and Treasurer. From 1997 to 1999, Mr. Weed served as Senior Vice President of Finance and Treasurer at Transaction Network

Services, Inc. where Mr. Weed undertook a broad range of financial management responsibilities. From 1987 to 1997, Mr. Weed was employed at Arthur Andersen LLP where he served as Senior Audit Manager.

        Robert N. Beury, Jr., age 58, joined us in September 2000 and serves as Chief Legal Officer (Vice President and General Counsel) and Assistant Secretary. Prior to joining us, Mr. Beury served as Deputy General Counsel of Iridium LLC, a mobile satellite service provider, from 1994 to 2000. From 1987 to 1994, Mr. Beury was General Counsel of Virginia's Center for Innovative Technology, a non-profit corporation set up to develop the high tech industry in Virginia.

        R. Brad Kummer, age 63, joined us in February 2000 and serves as Vice President of Optical Transport Engineering and Chief Technology Officer. Mr. Kummer spent the 25 years prior to joining us at Lucent Technologies (formerly Bell Laboratories), where he served in a variety of research and development and business development roles relating to optical fibers and systems. In his most recent work at Lucent, he was responsible for optical fiber systems engineering for long haul and metropolitan dense wavelength division multiplexing systems.

        Timothy G. O'Neill, age 56, joined us in January 2001 and serves as the Vice President of Field Engineering, Construction and Network Operations. He is responsible for network operation, construction and maintenance. From 1999 to 2001, Mr. O'Neill was employed at @Link Networks, Inc. where he served as Chief Network Officer. While at @Link Networks, Inc., Mr. O'Neill was responsible for engineering, implementing and operating a network for Internet access and layer 2 services.

        Jeffrey Karnes, age 40, joined us in May of 2004 and serves as Vice President of Global Sales and Chief Revenue Officer. Prior to joining us, Mr. Karnes served Vice President of Regional Sales at UUNet division of MCI Communications, where he had served in a number of positions in the sales organization since joining UUNet in 1995.

        Bryant Hird "Guy" Banks, age 47, joined us in May of 2000 and serves as Vice President of Real Estate. Prior to joining us Mr. Banks held positions with various affiliates of Security Capital Group Incorporated, including the positions of Vice President of Land Acquisition and Vice President of Development for CWS Communities Trust.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        The Compensation Committee of the Board of Directors is responsible for determining compensation changes for senior officers and employees in general. The Chief Executive Officer participates in the decision making by making recommendations to the committee. After informal discussion among the committee members and the CEO, recommendations for compensation changes are voted upon by the committee and the Board of Directors. The compensation changes take the form of specific amounts for the CEO and other executive officers and general guidelines for use by the CEO in determining compensation for other employees. Compensation changes are developed based upon the understanding of the CEO and the committee of the compensation of officers and employees in similar companies and the performance of the individual officers. Neither the CEO nor the committee has retained any third party consultants or engaged in any formal comparison of compensation at the Company to compensation at other companies.

        The method of compensation decision making employed by the Company does not lend itself to extensive analytical and quantitative disclosure. Most of the analysis that goes into compensation determinations is simply the subjective business judgment of the Company's CEO and the Board of Directors. Cogent is a small company, with approximately 600 employees, half of whom are sales people. Its compensation structure is simple, consisting of salary, commissions for sale employees, small cash bonuses, and grants of options and restricted stock that vest over time. Accordingly, the compensation decisions do not involve extensive analysis, but rather are based on the judgment of the Company's Board of Directors, its Compensation Committee, and its CEO, based on their experience, described below.

        Each member of the Compensation Committee has extensive personal experience with the determination of executive compensation. Blake Bath, the chairman of the committee during 2011, was an equity research analyst for 14 years and was involved with dozens of early stage telecommunication and Internet companies that subsequently became public companies. As such, he reviewed the compensation of numerous senior executives, including the compensation of the founding CEOs of these companies. Erel Margalit, who became chairman in February 2012, is the founder of one of the venture capital funds that provided the Company with its initial investment and has managed venture capital funds for 15 years. During this time period, he has helped foster the growth of more than 60 companies in the U.S., Israel and Europe and has participated in the determination of CEO and executive compensation in dozens of cases. He was involved in the initial funding of the Company when the CEO's compensation was initially determined. Timothy Weingarten has been a venture capitalist for eight years. The funds with which he is affiliated were some of the initial investors in the Company when it was founded. He has served on the Board of Directors of seven companies in which the funds with which he is affiliated have invested. Serving on these boards he has participated in setting compensation for CEOs and other executives. The funds with which he is affiliated have invested in close to 100 companies. The fund managers have regularly discussed and debated executive compensation in the context of the decision of the funds to invest in these companies. He is also familiar with these issues in his role as CEO at several start-up companies. Steven Brooks' past service on numerous public company boards has included membership in a number of compensation committees. Additionally, as managing partner of Broadview Capital Partners, a private equity firm, for more than ten years, Mr. Brooks was regularly involved in discussing and setting executive compensation in more than a dozen companies, including Cogent.

        With their combined experience as a starting point, the members of the Compensation Committee have considered the proposed compensation of the named executive officers. They have shared their views, based on their experience, with one another and come to a consensus decision on the proper level of compensation. The ultimate decision is a synthesis of each member's experience and views on proper compensation levels.

        The combined experience of the members of the committee along with the non-management board members, having seen hundreds of executives in start-up and other companies has given them a sense of the compensation that executives at various levels expect and the amount that must be paid to maintain a motivated executive who will not seek other employment. The Compensation Committee relies on this experience in determining that the awards granted to management are sufficient to retain the named executive officers and are comparable to compensation received by management at similar companies.

        The compensation philosophy of the CEO and the committee is to pay reasonable salaries in light of the perceived market for the skills of each individual hired, to avoid offering any perquisites (such as automobiles, club dues, etc.), to pay cash bonuses from time to time related to specific events, and to make equity grants that vest over time. The Company believes that this philosophy has been successful in recruiting and retaining its management team as evidenced by the Company's success and the low management turnover.

        The compensation of the CEO was originally determined in negotiations with the managers of the venture capital funds that initially invested in the Company in February 2000. At the same time he entered into an employment agreement that governs various aspects of his employment. His employment agreement is described below. The compensation of subsequently hired executive officers was determined in negotiations between the CEO and such executive officers and in consultation with the Board of Directors and the Compensation Committee. Subsequent adjustments to the compensation of executive officers have been made based upon the recommendation of the CEO after consultation with the Compensation Committee in the manner described above. Any change to any aspect of the compensation of the CEO is approved by the Board of Directors, excluding the CEO, upon recommendation from the Compensation Committee.

        The Company's current executive compensation program is composed primarily of salary paid in cash, bonuses paid in cash, and restricted stock. All Company executive officers also participate in the Company's benefit programs, including the Company's 401(k) plan and its medical, dental and other benefits plans, on the same basis as other employees. Changes in all elements of compensation for all executive officers, including the CEO, have generally arisen from informal discussions among the CEO and the directors followed by formal recommendations by the CEO to the Compensation Committee and the Board of Directors.

        The Company's compensation components in 2011 were the same as in prior years—salary, cash bonus, and restricted stock. Changes in salaries over the years have been made on the basis of changes in responsibility and compensation for inflation. Cash bonuses have not been a significant part of compensation. Restricted stock that vests over time has been used by the Compensation Committee to motivate the executives and link their interests to those of the stockholders. The elements are each viewed independently: salary increases to partially offset inflation; bonuses awarded primarily based on the CEO's and the Compensation Committee's subjective analysis of an employee's contributions and the Company's performance; and equity awards to motivate employees and align their interest with stockholders.

  Salary

        The Compensation Committee periodically reviews the compensation of the Company's CEO and each executive officer and, based on recommendations from the CEO, determines the compensation for each executive. In recent years the Company has given raises to all employees to partially compensate for general inflation. Specific executive officers have been given additional raises based on the officer's increased responsibilities as the Company has grown. The CEO and the committee members have determined the amount of these raises based on their experience as managers and directors without reference to studies or consultants. Consistent with its policy the Compensation Committee and the Board of Directors granted as of January 1, 2011 senior officers the same 1.0% salary increase granted to other employees. Effective January 1, 2012, the senior officers and other employees were granted a 2.0% salary increase.

  Bonus and Commissions

        The Company's executive officers and employees have received cash bonuses based on accomplishing certain goals, and the subjective judgment of the Compensation Committee and the Board. The Compensation Committee and the Board of Directors have made specific awards to the CEO and others, specified the maximum amounts for awards made by the CEO to executive officers other than himself, and determined the bonus pools for awards to non-executive employees. Subject to these limitations the Board has authorized the CEO to make bonus grants to executive officers and employees (other than the CEO). The CEO has also authorized specific cash bonuses to certain employees and officers for performance based on a qualitative assessment of performance. In all cases the Compensation Committee and the Board (without the CEO present) have reviewed and approved any bonus for the CEO. (No bonus has been awarded to the CEO since 2006.)

        The Company's Chief Revenue Officer and Vice President of Global Sales, Jeff Karnes, is paid commissions once a quarter based on the achievement of the entire sales organization against a revenue quota for that quarter. The revenue quota for the entire sales organization is the sum of quotas assigned to each sales office. Within each sales office each sales person has a revenue quota assigned to him or her. The quota is an amount of revenue from new customers that the sales person is supposed to deliver. Salespersons are paid a commission based on the percentage of quota each achieves. Revenue, for the purpose of the quota and commission calculation, is the expected revenue from customers that have had the Company's service (Internet access and related services) installed during the relevant period. Revenue includes monthly recurring revenue and a portion of non-recurring revenue, such as installation charges. Mr. Karnes' revenue quota is based on the sum of the quotas for all sales offices. If the revenue generated by the entire sales organization for the quarter is 100% of Mr. Karnes' revenue quota, he will receive 100% of $15,000. If the percentage is more or less he receives a proportionally lesser or greater amount. For example if revenue were at 50% of his quota for the quarter, then he would be paid 50% of $15,000, or $7,500. If revenue were 200% of his quota he would receive $30,000.

  Options and Restricted Stock

        The Company has made awards of options and restricted stock to employees to align their interests with the interests of the Company's stockholders. Awards are not timed to material company events. The exercise price of the option awarded to an employee is the price of Company's common stock on the NASDAQ market on the grant date (fair market value).

        Vesting of options and restricted stock is based on continued employment with acceleration of vesting upon a change of control or, for some awards, if the executive is discharged other than for cause or resigns for good cause. Awards to senior officers are determined by the Compensation Committee and/or the full Board of Directors as appropriate, taking into account such factors as the nature of the participant's responsibilities and the business priorities of the Company. Awards to employees other than senior officers are made by the CEO pursuant to general guidelines established by the Compensation Committee and the Board. The restricted stock granted to our executive officers fully vests upon a change of control, even if the officer is not discharged. A change of control is defined as a transaction after which the current stockholders of the Company have less than 50% of the stock of the surviving entity, for example, a merger, sale of substantially all of the assets of the Company, or similar transaction. Permitting the officers to become fully vested upon a change of control and allowing this to occur without the executive being discharged provides, in the view of the Board of Directors, an incentive for the executives to pursue a transaction that could be beneficial for the stockholders even though the change of control would create uncertainty with respect to the future of each officer.

        The intent of the Compensation Committee has been to use the awards of restricted stock and options to align the interests of management with the interests of the stockholders. The size of these awards was based primarily on the Compensation Committee's subjective experience with awards to CEOs that are the founder of the company and to other executives hired to build a start-up company. The Compensation Committee's intent has been to make awards that are sufficient to retain the executives and that are comparable to the compensation received by management in other, similar companies. The awards of restricted stock made by the Compensation Committee and the Board of Directors continue this practice. The stock vests over a period of years to provide an incentive for the executives to stay with the company.

        Mr. Schaeffer's stock awards have been substantially greater than the awards given to other executive officers. He was the founder of the Company and has been its CEO since inception. The Compensation Committee regards him as critical to the future prospects of the Company. Not only was he the founder of the Company but he has been primarily responsible for hiring every member of management, has led all of the Company's capital raising activities, and has actively managed the Company for its entire history. The size of the award was based primarily on the business experience of the Compensation Committee members with respect to the size of the ownership position of a founder and CEO.

        In 2011, the Board and the Compensation Committee made an award of restricted stock to the CEO. The award consisted of restricted stock that vests over time. This award is detailed in the Summary Compensation Table and other tables below. None of our other named executive officers received equity-based awards during 2011.

        The "burn rate" at which the Company has awarded stock and options to employees, including the named executive officers, in the last three years is set out below. The "burn rate" is the sum of stock and option awards granted divided by the number of shares of stock outstanding.

(shares in thousands)	2011	2010	2009	TOTAL	AVERAGE
Options granted	47	43	65	155	52
Shares granted	246	1,230	25	1,501	500

TOTAL	293	1,273	90	1,656	552

Weighted average shares—basic EPS	45,180

Burn rate—1 year	0.65%

Burn rate—3 year average	1.22%

  Performance Shares

        In April 2010 the Committee and the Board made grants to the executive officers other than the CEO of restricted stock that would vest upon the attainment of financial goals for 2010, 2011, and 2012. There were three goals—grow revenue by 15% each year, maintain EBITDA margin at not less than the prior year, and hold capital expenditures to less than 21% of revenue for each year. All goals had to be met in order to receive any award. A portion of the restricted stock grants made to the CEO were made subject to accelerated vesting if these same goals were met. In November 2010 the goals for 2010 for the executive officers other than the CEO were modified by reducing the maximum possible award to 70% of the amount originally authorized and allowing the reduced award to be earned by achieving the EBITDA margin and capital expenditure goals. Also in November 2010 the Board and the Committee decided to revise the goals for 2011 after reviewing the characteristics of performance plans for other similar companies. Based on the discussions in November 2010 and information on the characteristics of other company's plans, in February 2011 the goals for 2011 for the executive officers other than the CEO were implemented by eliminating the capital expenditures goal, establishing the revenue and EBITDA margin goals and allowing for reduced awards if the goals were only partially attained. Specifically, the goals for 2011 were set as follows:

  The number of performance shares received shall be calculated on a weighted basis with 50% weight given to revenue growth performance and 50% weight given to EBITDA margin, as adjusted (percentage) growth.

  The revenue growth component shall be calculated by comparing revenue in 2010 to revenue in 2011 in constant U.S. dollars by using for both 2011 and 2010 the average currency exchange rate for 2010. The value assigned to the revenue growth component shall be: zero if growth is less than or equal to 10.0%, 75% if growth is greater than 10.0% but less than or equal to 12.5%, and 100% if growth is greater than 12.5%.

  The EBITDA margin (percentage), as adjusted, component shall be calculated by comparing EBITDA margin (percentage) in 2010 to the EBITDA margin (percentage) in 2011. The value assigned to the EBITDA margin growth component shall be: zero if the EBITDA margin

  (percentage) increased by less than or equal to 1.0%, 75% if the EBITDA margin (percentage) increased by greater than 1.0% but less than or equal to 2.0%, and 100% if the EBITDA margin (percentage) increased by greater than 2.0%.

        The executive officers other than the CEO vested in the following performance shares of stock in 2011 and 2012:

	Shares vested in 2011 for performance in 2010(a)	Shares vested in 2012 for performance in 2011
Thaddeus Weed	8,400	12,000
Robert Beury	5,040	7,200
Jeff Karnes	5,040	7,200
Mark Schleifer(b)	5,040	0
Timothy O'Neill	5,040	7,200

(a)
The amounts are 70% of the initial maximum award.

(b)
Mr. Schleifer left the Company on December 2, 2011 and forfeited his award for 2011.

        No acceleration of vesting of the awards to the CEO occurred because all of the original goals (set in April 2010) were not met.

        The goals set in April 2010 for performance in 2012 remain unchanged. It is unlikely that they will be achieved.

  Response to 2011 Say on Pay Vote

        At the Company's annual meeting in 2011 the stockholders did not approve the compensation of the named executive officers. Based on the views expressed by several stockholders this occurred because the Board cancelled options and replaced them with restricted stock for one of the named executive officers. The Board and Compensation Committee do not intend to do so again. The Board has amended the 2004 Incentive Plan to prohibit such actions as well as to prohibit the re-pricing of options that have a strike price below the current price of the Company's stock ("underwater options") unless such action is approved the stockholders.

  Severance and Change of Control Compensation

        Each of the senior managers is entitled to receive 6-12 months of salary and, in certain cases, acceleration of vesting in restricted stock in the event of discharge or a change of control. The specific amounts that each executive officer would receive are described below in the section titled "Employment Agreements and Other Potential Post-Employment Payments." The Compensation Committee and the Board believe such termination arrangements are necessary to secure and retain the services of experienced managers. Such arrangements are typical for executives. They serve a purpose in that they encourage executives to be receptive to changes, such as sale of the company or management changes, that benefit the company though they may place an individual executive at risk.

  Tax Deductibility of Compensation

        Section 162(m) of the U.S. Internal Revenue Code limits the Company's federal income tax deduction for certain executive compensation in excess of $1,000,000 paid to the Chief Executive Officer and the three other most highly compensated executive officers (excluding the Chief Financial Officer). The awards made to the CEO will cause his compensation to exceed $1,000,000 in most years and such compensation will not be fully deductible for federal income tax purposes.

 Summary Compensation Table

        The following table sets forth the cash and non-cash compensation paid or incurred on our behalf to our Chief Executive Officer, our principal financial officer, and each of our three other most highly compensated executive officers, or our named executive officers, whose annual compensation equaled or exceeded $100,000 for the year three years ended December 31, 2011.

Name	Principal Position	Year	Salary	Bonus		GRANT DATE VALUE Stock Awards (j)		Non-equity Incentive Plan Compensation	All Other Compensation (g)	TOTAL
Dave Schaeffer	CEO	2011	$326,219	$0		$1,363,000	(h)		$5,439	$1,694,658
		2010	$323,122	$0		$3,664,800	(d)		$2,951	$3,990,873
		2009	$319,923	$0		$0			$3,704	$323,627
Thaddeus Weed	CFO	2011	$252,225	$0		$0			$5,124	$257,349
		2010	$249,920	$25,000	(a)	$1,193,880	(e)		$5,160	$1,473,960
		2009	$247,445	$10,000		$0			$4,689	$262,134
Jeffrey Karnes	Chief Revenue Officer	2011	$244,664	$0		$0		$41,797	$4,212	$290,673
		2010	$242,342	$20,000	(b)	$586,368	(f)	$38,890	$4,444	$892,044
		2009	$239,942	$0		$0		$44,128	$4,425	$288,495
Robert Beury	Chief Legal Officer	2011	$249,673	$0		$0			$5,243	$254,916
		2010	$247,392	$25,000	(c)	$586,368	(f)		$5,107	$863,867
		2009	$244,942	$7,500		$0			$5,200	$257,642
Timothy O'Neill	VP	2011	$244,804	$0		$0			$4,896	$249,700
		2010	$228,861	$0		$586,368	(f)		$4,577	$819,806
		2009	$213,078	$10,000		$0			$4,462	$227,540
Mark Schleifer(i)	VP	2011	$234,999	$0		$0			$4,700	$239,699
		2010	$240,187	$0		$586,368	(f)		$4,957	$831,512
		2009	$237,809	$0		$0			$4,905	$242,714

(a)
Received for completion of note offering.

(b)
Received for completion of large customer contract.

(c)
Received for completion of note offering; 1/2 taken as cash, 1/2 waived in return for additional vacation.

(d)
Consists of a restricted stock award of 360,000 shares made on April 15, 2010 valued at $10.18 per share. 160,000 of the 360,000 shares vest monthly at 10,000 shares per month beginning in January 2012. 200,000 of the 360,000 shares vest on April 1, 2013 but may vest more quickly if certain performance goals are met.

(e)
Consists of restricted stock awards of 96,000 shares made on April 15, 2010 and 20,000 shares made on November 3, 2010, valued at $10.18 and $10.83 per share, respectively. 36,000 of the 96,000 shares may be received if performance goals in 2010 through 2012 are met. For performance in 2010 8,400 shares were received and 3,600 forfeited. For performance in 2011 12,000 shares were received. See Compensation Discussion and Analysis for additional detail. 60,000 of the 96,000 shares vest over three years. The 20,000 shares vest over four years. The 20,000 shares replaced a prior award of 50,000 options with an (under water) strike price of $25.46. The incremental value of the new award compared to the old award was $91,800, calculated pursuant to FASB Accounting Standards Codification 718.

(f)
Consists of restricted stock awards of 57,600 shares made on April 15, 2010 valued at $10.18 per share. 21,600 of the 57,600 shares may be received if performance goals in 2010 through 2012 are met. For performance in 2010 5,040 shares were received and 2160 forfeited. For performance in 2011 7,200 shares were received. See Compensation Discussion and Analysis for additional detail. 36,000 of the 57,600 shares vest over three years.

(g)
Consists of employer matching amounts contributed to the Company's 401(k) defined contribution plan.

(h)
On February 2, 2011 Mr. Schaeffer received an award of 100,000 shares of restricted stock that will vest on February 2, 2014.

(i)
Mr. Schleifer left the Company on December 2, 2011.

(j)
Except as otherwise noted, amounts represent the grant date fair value of stock awards computed in accordance with FASB Accounting Standards Codification 718. For additional information regarding the assumptions used in determining these values, see Note 8 to our consolidated financial statements including in our Annual Report on Form 10-K for the year ended December 31, 2011.

        In January 2011 and January 2012 the executive officers received a 1.0% and 2.0%, respectively salary increase which was the same percentage increase that was granted to all employees. This was intended simply to compensate (partially) for inflation.

 Grants of Plan-Based Awards in Fiscal 2011

        Mr. Schaeffer received a grant of restricted stock in February 2011. The award will vest on February 1, 2014. The table and footnote below detail the award. Mr. Karnes' commission has been paid on a continuing basis since he was hired. Mr. Karnes' revenue quota is based on the sum of the quotas for all sales offices. If the revenue generated by the entire sales organization for the quarter is 100% of Mr. Karnes' revenue quota, he will receive 100% of $15,000. If the percentage is more or less he receives a proportionally lesser or greater amount. For example if revenue were at 50% of his quota for the quarter, then he would be paid 50% of $15,000, or $7,500. If revenue were 200% of his quota he would receive $30,000.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	Grant Date Fair Value of Stock and Option Awards(c)
Name	Grant Date	NOTES	Threshold ($)	Target ($)	Maximum ($)
Dave Schaeffer	2/2/2011	(a)				100,000	$1,363,000
Thaddeus Weed
Robert Beury
Timothy O'Neill
Jeffrey Karnes	N/A	(b)	0	$60,000	unlimited
Mark Schleifer(d)

FOOTNOTES

(a)
On February 2, 2011 Mr. Schaeffer received an award of 100,000 shares of restricted stock that will vest on February 2, 2014.

(b)
While in theory Mr. Karnes commission is unlimited it is in practice limited by the Company's ability to accept and install service for new customers.

(c)
Valued at $13.63 per share. Except as otherwise noted, amounts represent the grant date fair value of stock awards computed in accordance with FASB Accounting Standards Codification 718. For additional information regarding the assumptions used in determining these values, see Note 8 to our consolidated financial statements including in our Annual Report on Form 10-K for the year ended December 31, 2011.

(d)
Mr. Schleifer left the company on December 2, 2011.

 Outstanding Equity Awards at Fiscal Year End

        The following table shows the information regarding the options and stock held by our named executive officers on December 31, 2011.

		OPTION AWARDS				STOCK AWARDS
Name		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(i)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(i)
Dave Schaeffer	(a)					100,000	$1,689,000
	(b)					160,000	$2,702,400
	(c)					200,000	$3,378,000
Thaddeus Weed	(e)					1,250	$21,113
	(f)					30,000	$506,700
	(g)					15,000	$253,350
	(h)							24,000	$405,360
Jeffrey Karnes	(j)	10,000	—	$4.88	10/26/2015
	(e)					1,250	$21,113
	(f)					18,000	$304,020
	(h)							14,400	$243,216
Robert Beury	(j)	2,500	—	$4.88	10/26/2015
	(e)					1,250	$21,113
	(f)					18,000	$304,020
	(h)							14,400	$243,216
Timothy O'Neill	(j)	3,500	—	$4.88	10/26/2015
	(e)					1,250	$21,113
	(f)					18,000	$304,020
	(h)							14,400	$243,216
Mark Schleifer	(k)

FOOTNOTES

(a)
Shares vest 100% on February 1, 2014.

(b)
Shares vest monthly at 10,000 per month from January 1, 2012 to April 1, 2013.

(c)
Shares vest on April 1, 2013 but may vest earlier if certain performance conditions are met.

(e)
Shares vest 25% on January 1, 2009 and quarterly thereafter until January 1, 2012.

(f)
Shares vest 33.3% on April 15, 2011, then 8.3% each quarter thereafter.

(g)
Shares vest 25% on November 3, 2011 and 6.25% quarterly thereafter.

(h)
Up to 1/2 of performance shares may vest each year for performance in 2011 and 2012.

(i)
Valued using the closing market price of our common stock on December 30, 2011 - $16.89 (last trading day of 2011).

(j)
Fully vested.

(k)
Mr. Schleifer left the company on December 2, 2011.

 Option Exercises and Stock Vested Value

        The following table shows information regarding option exercises by our named executive officers during the fiscal year ended December 31, 2011, and the value of stock awards at the time of vesting for stock awards that vested during the year.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized On Exercise	Number of Shares Acquired on Vesting	Value Realized On Vesting
Dave Schaeffer	—	$0	120,000	$1,781,100
Thaddeus Weed	3,125	$32,156	49,234	$695,588
Jeffrey Karnes	—	$0	31,790	$446,502
Robert Beury	—	$0	31,790	$446,502
Timothy O'Neill	3,500	$44,940	28,040	$391,565
Mark Schleifer(a)	3,125	$36,468	28,040	$391,565

(a)
Mr. Schleifer left the company on December 2, 2011.

Employment Agreements and Other Potential Post-Employment Payments

        Each of Messrs. Schaeffer, Weed, Beury, Karnes, O'Neill, and Schleifer have entered into an employment agreement with us. Among other things, these agreements and the terms of the grants of options and restricted stock provide for certain benefits upon change of control, termination of employment without cause and resignation for "good reason". The agreements are as follows:

        Dave Schaeffer Employment Agreement.    Dave Schaeffer has an employment agreement that provides for his services as Chief Executive Officer. He also receives all of our standard employee benefits. If he is discharged without cause or resigns for "good reason" he is entitled to a lump sum amount equal to his annual salary at the time and continuation of his benefits for one year. Under the terms of the grants of restricted stock that have been made to him in the event of a change of control 100% of his then unvested restricted stock will vest immediately. The value on December 31, 2011 of the unvested restricted stock and options that could have vested pursuant to these provisions was $7,769,400. Had his employment been terminated without cause or had he resigned for "good reason" on December 31, 2011 he would have received a payment of $326,218 (equal to one year's salary). In addition he would have continued to vest in his restricted stock. The value on December 31, 2011 of that stock was $7,093,800. "Good reason" for resignation includes removal from his position as CEO or failure to elect him as chairman of the Board of Directors.

        Thaddeus G. Weed Employment Agreement.    Thaddeus Weed has an employment agreement under which he serves as Chief Financial Officer and Treasurer. In the event that his employment with us is terminated without cause or he resigns for good reason, the agreement entitles him to twelve months of salary and continuation of benefits for twelve months. Had this occurred on December 31, 2011 he would have received $252,225 (12 months salary). Under the terms of the grants of restricted stock he is also entitled to continued vesting of his restricted stock during his severance period. The value on December 31, 2011 of the unvested stock for which vesting would continue was $422,266. In the event of a change of control he becomes fully vested in his restricted stock. If this had occurred on December 31, 2011 the value of the restricted stock and options that would have vested was $781,163. In the event of a change of control resulting in his termination without cause or resignation for good reason, 100% of his then restricted stock will vest immediately and he will receive his severance payment as a lump sum.

        Robert N. Beury, Jr. Employment Agreement.    Robert Beury's employment agreement entitles him to twelve months of salary and twelve months of benefits in the event that his employment with us is terminated without cause or he resigns for good reason. Had this occurred on December 31, 2011 he would have received $249,672 (twelve months salary). Under the terms of the grants of restricted stock he is also entitled to continued vesting of his restricted stock during his severance period. The value on December 31, 2011 of the unvested stock for which vesting would continue was $202,690. In the event of a change of control the vesting of his restricted stock accelerates so that he will be 100% vested. Had a change of control occurred on December 31, 2011 the value of the restricted stock that would have vested was $325,133. In the event of a change of control resulting in his termination without cause or resignation for good reason, 100% of his then restricted stock will vest immediately and he will receive his severance payment as a lump sum.

        Jeffrey Karnes Employment Agreement.    Jeffrey Karnes's employment agreement provides that in the event his employment with us is terminated without cause or he resigns for good reason he will receive six months salary and continuation of benefits for six months. Had this occurred on December 31, 2011 he would have received $122,332 (six months salary). Under the terms of the grants of restricted stock he is also entitled to continued vesting of his restricted stock during his severance period. The value on December 31, 2011 of the unvested stock for which vesting would continue was $101,340. In the event of a change of control the vesting of his restricted stock accelerates so that he will be 100% vested. Had a change of control occurred on December 31, 2011 the value of the restricted stock that would have vested was $325,133. In the event of a change of control resulting in his termination without cause or resignation for good reason, 100% of his then restricted stock will vest immediately and he will receive his severance payment as a lump sum.

        Timothy G. O'Neill Employment Agreement.    Timothy O'Neill's employment agreement provides that in the event his employment with us is terminated without cause or he resigns for good reason he will receive six months salary and continuation of benefits for six months. Had this occurred on December 31, 2011 he would have received $122,402 (six months salary). Under the terms of the grants of restricted stock he is also entitled to continued vesting of his restricted stock during his severance period. The value on December 31, 2011 of the unvested stock for which vesting would continue was $101,340. In the event of a change of control the vesting of his restricted stock accelerates so that he will be 100% vested. Had a change of control occurred on December 31, 2011 the value of the restricted stock that would have vested was $325,133. In the event of a change of control resulting in his termination without cause or resignation for good reason, 100% of his then restricted stock will vest immediately and he will receive his severance payment as a lump sum.

        Mark Schleifer Employment Agreement.    Mark Schleifer's termination and change of control rights under his employment agreement expired when he left the company on December 2, 2011. He did not receive any termination of employment benefit or any acceleration of vesting of stock or options.

Director Compensation

        Our non-management Board members were compensated in 2011 as follows for their services:

  •
  $125,000 for a full year of service on the Board, and

  •
  $1,000 per in-person board meeting for each non-management director.

        On January 2, 2011 each then current director designated a portion of his annual compensation that he intended to immediately use to purchase common stock of the Company in the open market. The remaining portion of their annual compensation not used to purchase common stock was subsequently paid to each director in four (4) equal cash installments on January 2, April 1, July 1, and October 1 of 2011.

        The following table shows the amounts earned or paid in 2011.

Name	Fees Earned or Paid In Cash
Blake Bath	$129,000
Steven Brooks	$127,000
Richard Liebhaber	$129,000
Erel Margalit	$126,000
Timothy Weingarten	$128,000
Marc Montagner	$129,000

        The compensation of David Schaeffer, who is a director and our Chief Executive Officer is disclosed in the Summary Compensation Table, above, and is therefore not shown in the Director Compensation table.

        In October 2011 the Board altered its compensation to provide that the payment of $125,000 per year would be replaced for 2012 and subsequent years with a payment of 10,000 shares the Company's common stock, paid in quarterly installments of 2,500 shares beginning January 1, 2012. The payment for in-person attendance at board meetings was not changed.

Equity Plan Information

        2004 Incentive Award Plan.    In 2004, we adopted our 2004 Incentive Award Plan. The 2004 Incentive Award Plan is intended to enhance and supplement the 2003 Award Plan (under which awards are no longer made) by broadening the types of awards that may be granted to employees and consultants and by providing for grants to directors. In addition to awards of restricted shares of common stock, the 2004 Incentive Award Plan provides us with the ability to award other equity-based incentive compensation, such as options to purchase shares of our common stock, stock appreciation rights, dividend equivalent rights, performance awards, restricted stock units, deferred stock and stock payments to employees, consultants and directors.

        The principal purpose for the adoption of the 2004 Incentive Award Plan was to promote the success of our business and enhance our value by linking the personal interests of employees, consultants and directors to our success and by providing these individuals with an incentive for outstanding performance. We believe that the 2004 Incentive Award Plan also gives us the flexibility to offer a variety of types of compensation and to remain competitive in recruiting and retaining qualified key personnel.

        We currently make all awards under our 2004 Incentive Award Plan, which has been approved by our stockholders. The following table provides information as of December 31, 2011 about outstanding options and shares reserved for future issuance:

Plan Category	Number of Securities to be issued upon exercise of outstanding opitons, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	537,498	$13.17	280,040
Equity compensation plans not approved by security holders	—	—	—

Total	537,498	$13.17	280,040

 COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

        The Compensation Committee of the Board of Directors is responsible for determining compensation for the Company's executive officers and other employees, and administering the 2004 Incentive Award Plan, the Company's management bonus plan and other compensation programs. The committee reviewed and discussed the Compensation, Discussion and Analysis with management and based on that review and discussion, recommended its inclusion in this proxy statement.

                      Compensation Committee:
                      D. Blake Bath
                      Erel Margalit
                      Timothy Weingarten

RISK ASSESSMENT IN COMPENSATION PROGRAMS

        The Company has reviewed and considered all of its compensation policies and practices and does not believe that its compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During 2011:

  •
  Messrs. Bath, Margalit, and Weingarten served on the Compensation Committee;

  •
  None of the members of the Compensation Committee was an officer (or former officer) or employee of the Company or any of its subsidiaries;

  •
  None of the members of the Compensation Committee entered into (or agreed to enter into) any transaction or series of transactions with the Company or any of its subsidiaries in which the amount involved exceeds $120,000;

  •
  None of the Company's executive officers served on the compensation committee (or another board committee with similar functions) of any entity where one of that entity's executive officers served on the Company's Compensation Committee;

  •
  None of the Company's executive officers was a director of another entity where one of that entity's executive officers served on the Company's Compensation Committee; and

  •
  None of the Company's executive officers served on the compensation committee (or another board committee with similar functions) of another entity where one of that entity's executive officers served as a director on the Company's Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

        The following table provides summary information regarding beneficial ownership of our outstanding capital stock based on information available to the Company as of February 15, 2012, for:

  •
  each person or group who beneficially owns more than 5% of our capital stock on a fully diluted basis;

  •
  each of the executive officers named in the Summary Compensation Table;

  •
  each of our directors and nominees to become a director; and

  •
  all of our directors and executive officers as a group.

        Beneficial ownership of shares is determined under the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all shares of common stock held by them. The information has been compiled by the Company from reports filed with the SEC and other information available to the Company. Shares of common stock that will vest or are subject to options currently exercisable or exercisable within the period 60 days after February 15, 2012, are deemed outstanding for calculating the percentage of outstanding shares of the person holding these options, but are not deemed outstanding for calculating the percentage of any other person.

        Unless otherwise noted, the address for each director and executive officer is c/o Cogent Communications Group, Inc., 1015 31st Street, NW, Washington, D.C. 20007. The shares of stock to which this table applies are shares of common stock. The Company has no other class of stock.

Name of Beneficial Owner	Amount Owned	Percent of Class
FMR LLC and affiliated entities (Fidelity Investments)(1) 82 Devonshire Street, Boston, MA 02109	3,459,997	7.55%
BlackRock, Inc. 40 East 52nd Street, New York, NY 10022(2)	2,444,830	5.33%
Frontier Capital Management Co., LLC(3) 99 Summer Street, Boston, MA 02110	3,991,644	8.71%
Columbia Wanger Asset Management LLC.(4) 227 W. Monroe Street, Suite 3000, Chicago, IL 60606	2,547,000	5.56%
The Vanguard Group, Inc.(5) 100 Vanguard Blvd, Malvern, PA 19355	2,437,447	5.32%
Directors and Officers:
Dave Schaeffer(6)	2,752,471	6.00%
Erel Margalit	15,500	*
Timothy Weingarten	40,476	*
Steven Brooks	18,150	*
Richard Liebhaber	48,530	*
Blake Bath	42,100	*
Marc Montagner	15,500	*
Thaddeus Weed(7)	74,624	*
Robert Beury(7)	47,840	*
Jeffrey Karnes(7)	85,618	*
Timothy O'Neill(7)	48,652	*
Directors and executive officers as a group (12 persons)(8)	3,253,413	7.10%

*
Denotes less than 1% ownership.

(1)
Fidelity Management & Research Company ("Fidelity"), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 1,585,208 shares or 3.458% of the common stock outstanding of the Company as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 1,585,208 shares owned by the Funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees. Pyramis Global Advisors, LLC ("PGALLC"), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 21,490 shares or 0.047% of the outstanding common stock of the Company as a result of its serving as investment adviser to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGALLC, each has sole dispositive power over 21,490 shares and sole power to vote or to direct the voting of 14,790 shares of common stock owned by the institutional accounts or funds advised by PGALLC as reported above. Pyramis Global Advisors Trust Company ("PGATC"), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 1,820,999 shares or 3.972% of the outstanding common stock of the Company as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of Pyramis Global Advisors Trust Company, each has sole dispositive power over 1,820,999 shares and sole power to vote or to direct the voting of 1,488,119 shares of common stock owned by the institutional accounts managed by PGATC as reported above. FIL Limited ("FIL"), Pembroke Hall, 42 Crow Lane, Hamilton, Bermuda, and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-1(b)(1)(ii), is the beneficial owner of 32,300 shares or 0.070% of the common stock outstanding of the Company. Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock with the right to cast approximately between 25-50% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their boards of directors are generally composed of different individuals. The information herein regarding this stockholder is derived from such stockholder's Schedule 13G/A filed with the SEC on February 14, 2012.

(2)
BlackRock, Inc. has sole voting and dispositive power over 2,444,830 shares of our common stock. The information herein regarding this stockholder is derived from such stockholder's Schedule 13G/A filed with the SEC on February 13, 2012.

(3)
Frontier Capital Management Co., LLC reports sole voting power over 2,576,057 shares of common stock and sole dispositive power over 3,991,644 shares of our common stock. The information herein regarding this stockholder is derived from such stockholder's Schedule 13G/A filed with the SEC on February 14, 2012.

(4)
Columbia Wanger Asset Management, LLC reports sole voting power over 2,547,000 shares of common stock and sole dispositive power over 2,547,000 shares of our common stock. Almost all of the shares are held by Columbia Acorn Trust, a Massachusetts business trust that is advised by

  Columbia Wanger Asset Management,LLC. The information herein regarding this stockholder is derived from such stockholder's Schedule 13G/A filed with the SEC on February 10, 2012.

(5)
The Vanguard Group, Inc. reports sole voting power over 58,723 shares of common stock and sole dispositive power over 2,378,724 shares of common stock and shared dispositive power over 58,723 shares of our common stock. Vanguard Fiduciary Trust Company ("VFTC"), a wholly-owned subsidiary of The Vanguard Group, Inc. is the beneficial owner of 58,723 shares or 0.128% of our common stock outstanding as a result of serving as investment manager of collective trust accounts. VFTC directs the voting of these shares. The information herein regarding this stockholder is derived from such stockholder's Schedule 13G filed with the SEC on February 7, 2012.

(6)
Includes 2,752,471 shares of common stock, 2,745,721 of which are owned directly by Mr. Schaeffer and 6,750 shares of which are held by the Schaeffer Descendant's Trust. Mr. Schaeffer disclaims beneficial ownership of the shares held by the trust. Also includes 440,000 shares of restricted stock that may be voted but remain subject to certain vesting provisions.

(7)
Consists of common stock (not all of which is vested) and exercisable options.

(8)
Consists of Dave Schaeffer, Erel Margalit, Timothy Weingarten, Steven Brooks, Richard T. Liebhaber, D. Blake Bath, Marc Montagner, Robert Beury, Jeffrey Karnes, Thaddeus Weed, R. Brad Kummer, and Timothy O'Neill.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Agreements

        We have employment agreements with each of our named executive officers as described in "Employment Agreements and Other Potential Post-Employment Payments."

Our Headquarters Lease

        The Company's headquarters is located in an office building owned by a partnership (6715 Kenilworth Avenue Partnership). The two owners of the partnership are our Chief Executive Officer, Dave Schaeffer, who has a 51% interest in the partnership and his wife, Ruth Schaeffer, who has a 49% interest in the partnership. The Company paid $0.6 million in 2011 in rent and related costs (including taxes and utilities) to this partnership under a lease that expires in August 2013. The dollar value of Mr. Schaeffer's interest in the lease payments in 2011 was $0.3 million. The dollar value of Mrs. Schaeffer's interest in the lease payment in 2011 was $0.3 million. If Mr. Schaeffer's interest is combined with that of his wife then the total dollar value of his interest in the lease payments in 2011 was $0.6 million. We believe that this lease agreement is on terms at least as favorable to us as could have been obtained from an unaffiliated third party.

Approval of Related Party Transactions

        The Audit Committee reviews and approves related party transactions.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. Based on its records and other information, the Company believes that all Section 16(a) filing requirements applicable to its directors and executive officers for 2011 were timely met.

 RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

        The Audit Committee reappointed Ernst & Young LLP as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2012. In making this appointment, the Audit Committee considered whether the audit and non-audit services Ernst & Young LLP provides are compatible with maintaining the independence of our outside auditors. The Audit Committee has adopted a policy that sets forth the manner in which the Audit Committee will review and approve all services to be provided by Ernst & Young LLP before the firm is retained.

        Representatives of Ernst & Young LLP will not be present at the Annual Meeting but are expected to be available by telephone should there be questions that need to be addressed by them.

Fees and Services of Ernst & Young LLP

        The following table summarizes fees billed to us by Ernst & Young LLP for fiscal years 2010 and 2011; all services were pre-approved by the Audit Committee:

	Fees (thousands)
Service	2010	2011
Audit Fees(1)	$1,157	$1,251
Audit-related Fees(2)	108	—
Tax Fees(3)	205	121

Total	$1,470	$1,372

(1)
Fees for audit services include fees associated with the annual audit, the reviews of our quarterly reports on Form 10-Q, statutory audits (in jurisdictions where required).

(2)
Audit-related fees include fees related to comfort letters.

(3)
Tax fees included tax compliance, tax advice and tax planning.

STOCKHOLDER PROPOSALS

        No stockholder proposals intended for inclusion in the Company's Proxy Statement for the Annual Meeting of Stockholders in 2012 were received by Ried Zulager, Secretary, Cogent Communications Group, Inc., 1015 31st Street NW, Washington, D.C. 20007.

        Stockholders who wish to submit a proposal to be included in the Proxy Statement for the 2013 Annual Meeting of Stockholders must be submit their proposal by November 10, 2012, to Ried Zulager, Secretary, Cogent Communications Group, Inc., 1015 31st Street NW, Washington, D.C. 20007. The proposal must comply with the SEC's proxy rules.

        Additionally, the Company's Bylaws provide that stockholders desiring to nominate a director or bring any other business before the stockholders at an annual meeting must notify the Secretary of the Company thereof in writing during the period 120 to 90 days before the first anniversary of the date of the preceding year's annual meeting or, if the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder to be timely must be so delivered during the period 120 to 90 days before such annual meeting or 10 days following the day on which public announcement of the date of such meeting is first made by the Company. These stockholder notices must set forth certain information specified in the Company's Bylaws.

 OTHER MATTERS

        The Board knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

        It is important that the proxies be returned promptly and that your shares are represented. Stockholders are urged to sign, date and promptly return the enclosed proxy card in the enclosed envelope.

        A copy of the Company's 2011 Annual Report to Stockholders accompanies this Proxy Statement. The Company has filed an Annual Report for its fiscal year ended December 31, 2011 on Form 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the Form 10-K by writing to Cogent Communications Group, Inc., Attn: Investor Relations, 1015 31st Street NW, Washington, D.C. 20007. Stockholders may also obtain a copy of the Form 10-K by accessing the Company's website at www.cogentco.com under the tab "About Cogent; Investor Relations; Reports."

By Order of the Board of Directors

Ried Zulager, Secretary

Washington, D.C.
March 2, 2012

 APPENDIX A

COGENT COMMUNICATIONS GROUP, INC
2004 INCENTIVE AWARD PLAN

(as amended through February 21, 2012)

ARTICLE 1

PURPOSE

        The purpose of the Cogent Communications Group, Inc. 2004 Incentive Award Plan (the "Plan") is to promote the success and enhance the value of Cogent Communications Group, Inc. (the "Company") by linking the personal interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent.

ARTICLE 2

DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1   "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalents award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

        2.2   "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

        2.3   "Board" means the Board of Directors of the Company.

        2.4   "Change in Control" means a change in ownership or control of the Company effected through the first to occur of any of the following transactions:

          (a)   A consolidation, merger or reorganization of the Company with or into any other corporation or corporations in which the stockholders of the Company immediately before such event shall own fifty percent (50%) or less (calculated on an as converted basis, fully diluted) of the voting securities of the surviving corporation;

          (b)   Any transaction or series of related transactions in which at least fifty percent (50%) of the Company's voting power is transferred;

          (c)   The sale, transfer or lease of all or substantially all of the assets of the Company;

          (d)   Any acquisition of shares of capital stock of the Company (whether through a direct issuance by the Company, negotiated stock purchase, a tender for such shares, merger, consolidation or otherwise) by any party or group that did not beneficially own a majority of the voting power of the outstanding shares of capital stock of the Company immediately prior to such purchase, the effect of which is that such party or group beneficially owns at least a majority of such voting power immediately after such event; or

          (e)   The Company consummates a plan of complete liquidation of the Company.

The Committee shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

        2.5   "Code" means the Internal Revenue Code of 1986, as amended and the regulations issued thereunder.

        2.6   "Committee" means the committee of the Board described in Article 11.

        2.7   "Consultant" means any consultant or adviser if:

          (a)   The consultant or adviser renders bona fide services to the Company;

          (b)   The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c)   The consultant or adviser is a natural person who has contracted directly with the Company to render such services.

        2.8   "Covered Employee" means an Employee who is, or could be, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.9   "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

        2.10   "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

        2.11   "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

        2.12   "Effective Date" shall have the meaning set forth in Section 12.1.

        2.13   "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

        2.14   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        2.15   "Fair Market Value" means, as of any given date, the fair market value of a share of Stock on the immediately preceding date determined by such methods or procedures as may be established from time to time by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a share of Stock as of any date shall be the average of the high and low trading prices for a share of Stock as reported on the American Stock Exchange (or on any national securities exchange on which the Stock is then listed) for the immediately preceding date or, if no such prices are reported for that date, the average of the high and low trading prices on the next preceding date for which such prices were reported.

        2.16   "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        2.17   "Independent Director" means a member of the Board who is not an Employee of the Company.

        2.18   "Non-Employee Director" means a member of the Board who qualifies as a "Non-Employee Director" as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

        2.19   "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

        2.20   "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

        2.21   "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

        2.22   "Participant" means a person who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

        2.23   "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 and 8, and which is intended to qualify as Qualified Performance-Based Compensation.

        2.24   "Performance Criteria" means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), return on capital, return on net assets, return on stockholders' equity, return on assets, stockholder returns, return on sales, gross or net profit margin, productivity, expense margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        2.25   "Performance Goals" means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        2.26   "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

        2.27   "Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.28   "Performance Stock Unit" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Committee.

        2.29   "Prior Plan" means, the 2003 Incentive Award Plan of the Company as such plan may be amended from time to time.

        2.30   "Plan" means this Cogent Communications Group, Inc. 2004 Incentive Award Plan, as it may be amended from time to time.

        2.31   "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.32   "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

        2.33   "Restricted Stock Unit" means an Award granted pursuant to Section 8.6.

        2.34   "Securities Act" shall mean the Securities Act of 1933, as amended.

        2.35   "Stock" means the Common Stock of the Company, par value $.001 per share, any shares stock into which the Common Stock may be converted and such other securities of the Company that may be substituted for Stock pursuant to Article 10.

        2.36   "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

        2.37   "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

        2.38   "Subsidiary" means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder.

ARTICLE 3

SHARES SUBJECT TO THE PLAN

        3.1   Number of Shares.

          (a)   Subject to Article 10 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be the sum of: (i) shares of Stock that have been authorized by the shareholders; and (ii) any shares of Stock which as of the Effective Date are available for issuance under the Prior Plan and which following the Effective Date are not issued under the Prior Plan. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in Section 3.1(a)(i), and, if necessary to satisfy such regulations, such maximum limit shall apply to the number of shares of Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award).

          (b)   To the extent that an Award terminates, expires, or lapses for any reason, any shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan. Additionally, any shares of Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan. The payment of Dividend Equivalents in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan.

        3.2    Stock Distributed.    Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        3.3    Limitation on Number of Shares Subject to Awards.    Notwithstanding any provision in the Plan to the contrary, and subject to Article 10, the maximum number of shares of Stock with respect to one or more Awards that may be granted to any one Participant in any twelve-month period shall not exceed 769,230 shares of Stock.

ARTICLE 4
ELIGIBILITY AND PARTICIPATION

        4.1   Eligibility.

          (a)    General.    Persons eligible to participate in this Plan include Employees, Consultants and all members of the Board, as determined by the Committee.

          (b)    Foreign Participants.    In order to assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

        4.2    Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5

STOCK OPTIONS

        5.1    General.    The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (a)    Exercise Price.    All options granted to employees shall have a strike price not less than the market price of the company's common stock on the date of grant of the option.

          (b)    Time and Conditions of Exercise.    The Committee shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. Options that vest based on meeting performance targets shall not vest prior to the first anniversary of the grant.

          (c)    Payment.    The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock held for longer than 6 months having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Committee (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price; provided that payment of such proceeds is then made to the Company upon settlement of such sale), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants. Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

          (d)    Evidence of Grant.    All Options shall be evidenced by a written Award Agreement between the Company and the Participant. The Award Agreement shall include such additional provisions as may be specified by the Committee.

        5.2    Incentive Stock Options.    Incentive Stock Options may be granted only to Employees and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

          (a)    Exercise Price.    The exercise price per share of Stock shall be set by the Committee; provided that the exercise price for any Incentive Stock Option shall not be less than 100% of the Fair Market Value (which is to say the market price of the company's stock) on the date of grant.

          (b)    Expiration of Option.    An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

            (i)    Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

            (ii)   One year after the date of the Participant's termination of employment or service on account of Disability or death. Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

          (c)    Individual Dollar Limitation.    The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

          (d)    Ten Percent Owners.    An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (e)    Transfer Restriction.    The Participant shall give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

          (f)    Expiration of Incentive Stock Options.    No Award of an Incentive Stock Option may be made pursuant to this Plan after the tenth anniversary of the Effective Date.

          (g)    Right to Exercise.    During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

        5.3    Substitution of Stock Appreciation Rights.    The Committee may provide in the Award Agreement evidencing the grant of an Option that the Committee, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable for the same number of shares of Stock as such substituted Option would have been exercisable for.

        5.4    Granting of Options to Independent Directors.    The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan:

          (a)   Select from among the Independent Directors (including Independent Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

          (b)   Subject to Section 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Independent Directors; and

          (c)   Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

Options granted to Independent Directors shall be Non-Qualified Stock Options.

        5.5    Re-pricing.    The exercise price of granted Options may not be reduced, i.e. underwater Options may not be re-priced. Granted Options may not be replaced with Restricted Stock. These prohibitions may only be waived by vote of the stockholders.

ARTICLE 6

RESTRICTED STOCK AWARDS

        6.1    Grant of Restricted Stock.    The Committee is authorized to make Awards of Restricted Stock to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. All Awards of Restricted Stock shall be evidenced by a written Restricted Stock Award Agreement.

        6.2    Issuance and Restrictions.    Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter. Restricted Stock, that does not vest on the basis of meeting performance targets shall not vest at a rate that would cause the following vesting schedule to be exceeded: no vesting prior to the first anniversary of the grant; no more than 1/3 vested on the first anniversary of the grant; no more than 2/3 vested on the second anniversary of the grant; and full vesting not occurring prior to the end of the third year.

        6.3    Forfeiture.    Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited; provided, however, that, the Committee may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

        6.4    Certificates for Restricted Stock.    Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

        6.5    Performance Based Awards.    The Committee shall determine and designate if any grants of Restricted Stock under this Article 6 made to Covered Employees are intended to be Qualified Performance-Based Compensation. If the Committee designates an Award of Restricted Stock as a Performance Based Award, the restrictions on such Award will lapse depending upon the satisfaction of Performance Goals which are established and later certified in accordance with the requirements of Code Section 162(m). Any such Performance Based Award may be subject to such additional limitations as the Committee determines is necessary to conform with the requirements as Qualified Performance-Based Compensation under Code Section 162(m). Restricted stock that vests based on meeting performance targets shall not vest prior to the first anniversary of the grant.

ARTICLE 7

STOCK APPRECIATION RIGHTS

        7.1    Grant of Stock Appreciation Rights.    A Stock Appreciation Right may be granted to any Participant selected by the Committee. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose and shall be evidenced by an Award Agreement.

        7.2   Coupled Stock Appreciation Rights.

          (a)   A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b)   A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c)   A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Committee may impose.

        7.3   Independent Stock Appreciation Rights.

          (a)   An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Committee. An ISAR shall be exercisable in such installments as the Committee may determine. An ISAR shall cover such number of shares of Stock as the Committee may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Committee; provided, however, that the exercise price for any ISAR shall not be less than 100% of the Fair Market Value on the date of grant; and provided, further, that, the Committee in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

          (b)   An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Committee may impose.

        7.4   Payment and Limitations on Exercise.

          (a)   Payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Committee.

          (b)   To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock it shall be made subject to satisfaction of all provisions of Article 5 above pertaining to Options.

          (c)   Stock Appreciation Rights that vest based on meeting performance targets shall not vest prior to the first anniversary of the grant.

ARTICLE 8
OTHER TYPES OF AWARDS

        8.1    Performance Share Awards.    Any Participant selected by the Committee may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.2    Performance Stock Units.    Any Participant selected by the Committee may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Participant.

        8.3   Dividend Equivalents.

          (a)   Any Participant selected by the Committee may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Committee.

          (b)   Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

        8.4    Stock Payments.    Any Participant selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

        8.5    Deferred Stock.    Any Participant selected by the Committee may be granted an award of Deferred Stock in the manner determined from time to time by the Committee. The number of shares of Deferred Stock shall be determined by the Committee and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Committee. Unless otherwise provided by the Committee, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

        8.6    Restricted Stock Units.    The Committee is authorized to make Awards of Restricted Stock Units to any Participant selected by the Committee in such amounts and subject to such terms and conditions as determined by the Committee. At the time of grant, the Committee shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate. At the time of grant, the Committee shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Committee shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

        8.7    Other Stock-Based Awards.    Any Participant selected by the Committee may be granted one or more Awards that provide Participants with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of Award) the contributions, responsibilities and other compensation of the particular Participant.

        8.8    Term.    Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Committee in its discretion. Restricted Stock Units, Deferred Stock, Stock Payments and other awards that represent or substitute for stock, that do not vest on the basis of meeting performance targets, shall not vest at a rate that would cause the following vesting schedule to be exceeded: no vesting prior to the first anniversary of the grant; no more than 1/3 vested on the first anniversary of the grant; no more than 2/3 vested on the second anniversary of the grant; and full vesting not occurring prior to the end of the third year. Restricted Stock Units, Deferred Stock, Stock Payments and other awards that represent or substitute for stock that vest based on meeting performance targets shall not vest prior to the first anniversary of the grant.

        8.9    Exercise or Purchase Price.    The Committee may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments, Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

        8.10    Form of Payment.    Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Committee.

        8.11    Award Agreement.    All Awards under this Article 8 shall be subject to such additional terms and conditions as determined by the Committee and shall be evidenced by a written Award Agreement.

        8.12    Performance Based Awards.    The Committee shall determine if any Awards granted under this Article 8 to Covered Employees are intended to be Qualified Performance-Based Compensation and shall designate such Awards as Performance Based Awards. If the Committee designates an Award as a Performance Based Award, the Committee will designate the Performance Goals, Performance Criteria and Performance Period applicable to such Award and later certified achievement of such Performance Goals in accordance with the requirements of Code Section 162(m). Any such Performance Based Award may be subject to such limitations as the Committee determines is necessary to conform with the requirements as Qualified Performance-Based Compensation under Code Section 162(m).

ARTICLE 9
PROVISIONS APPLICABLE TO AWARDS

        9.1    Stand-Alone and Tandem Awards.    Awards granted pursuant to the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        9.2    Award Agreement.    Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind an Award. An Award may, in the discretion of the Committee grant to the Company certain rights, including rights of first refusal and call or repurchase rights on any shares of Stock issued under an Award. Additionally, an Award may require the Participant to consent to execute such other agreements regarding the shares of Stock issuable under such Award as requested by the Company, including but not limited to stockholders agreements and/ or lock-up agreements.

        9.3    Limits on Transfer.    No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Committee, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Committee by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

        9.4    Beneficiaries.    Notwithstanding Section 9.3, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

        9.5    Stock Certificates.    Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Committee shall have the right to require any Participant to comply with any timing, "blackout", or other restrictions with respect to the settlement or exercise of any Award and with respect to the sale of any security received as a result of any Award, including a window-period limitation, as may be imposed in the discretion of the Committee.

        9.6    Other Conditions Pertaining to Vesting.    Vesting of restricted stock and options granted to employees shall not accelerate except in the following circumstances: death, disability, change of control of the company, and retirement. An award that provides for acceleration of vesting in the event of a change of control shall not provide for acceleration that would result in the employee receiving more than three times his or her annual compensation from acceleration of the award as a result of the change of control. Awards of restricted stock and options shall be measured against this standard using value of restricted stock and options and compensation at the time of the grant.

ARTICLE 10
CHANGES IN CAPITAL STRUCTURE

        10.1    Adjustments.

          (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Stock or the share price of the Stock, the Committee shall make such proportionate adjustments as necessary to reflect such change with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

          (b)   In the event of any transaction or event described in Section 10.1(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, the Committee, in its sole discretion and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Participant's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

            (i)    To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 10.1(b) the Committee determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Committee in its sole discretion;

            (ii)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

            (iii)  To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

            (iv)  To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

            (v)   To provide that the Award cannot vest, be exercised or become payable after such event.

        10.2    Acceleration Upon a Change in Control.    Notwithstanding Section 10.1, except as may otherwise be provided in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant's Awards are not converted, assumed, or replaced by a successor, such Awards shall become fully exercisable, payable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Committee may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Committee, in its sole and absolute discretion, shall determine. In the event that the terms of any agreement between the Company or any Company subsidiary or affiliate and a Participant contains provisions that conflict with and are more restrictive than the provisions of this Section 10.2, this Section 10.2 shall prevail and control and the more restrictive terms of such agreement (and only such terms) shall be of no force or effect.

        10.3    Outstanding Awards—Certain Mergers.    Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities that a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

        10.4    Outstanding Awards—Other Changes.    In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in this Article 10, the Committee may, in its absolute discretion, make such adjustments in the number and kind of shares or other securities subject to Awards outstanding on the date on which such change occurs and in the per share grant or exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

        10.5    No Other Rights.    Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Committee under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 11
ADMINISTRATION

        11.1    Committee.    Unless and until the Board delegates administration of the Plan to a Committee as set forth below, the Plan shall be administered by the full Board, and for such purposes the term "Committee" as used in this Plan shall be deemed to refer to the Board. The Board, at its discretion or as otherwise necessary to comply with the requirements of Section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act or to the extent required by any other applicable rule or regulation, shall delegate administration of the Plan to a Committee. The Committee shall consist solely of two or more members of the Board each of whom is both an "outside director," within the meaning of Section 162(m) of the Code, and a Non-Employee Director. Notwithstanding the foregoing: (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all Awards granted to Independent Directors and Participants subject to Section 16 of the Exchange Act and for purposes of such Awards the term "Committee" as used in this Plan shall be deemed to refer to the Board and (b) the Committee may delegate its authority hereunder to the extent permitted by Section 11.5. Appointment of Committee members shall be effective upon acceptance of appointment. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may only be filled by the Board.

        11.2    Action by the Committee.    A majority of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by a majority of the Committee in lieu of a meeting, shall be deemed the acts of the

Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        11.3    Authority of Committee.    Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

          (a)   Designate Participants to receive Awards;

          (b)   Determine the type or types of Awards to be granted to each Participant;

          (c)   Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Committee in its sole discretion determines; provided, however, that the Committee shall not have the authority to accelerate the vesting or waive the forfeiture of any Performance-Based Awards;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

          (j)    Make all other decisions and determinations that may be required pursuant to the Plan or as the Committee deems necessary or advisable to administer the Plan.

        11.4    Decisions Binding.    The Committee's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan are final, binding, and conclusive on all parties.

        11.5    Delegation of Authority.    To the extent permitted by applicable law, the Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation, and the Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 11.5 shall serve in such capacity at the pleasure of the Committee.

ARTICLE 12
EFFECTIVE AND EXPIRATION DATE

        12.1    Effective Date.    The Plan is effective on the date it is approved by the Company's stockholders (the "Effective Date"). The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Company present or represented and entitled to vote at a meeting duly held in accordance with the applicable provisions of the Company's Bylaws.

        12.2    Expiration Date.    The Plan will expire on, and no Award may be granted pursuant to the Plan after, the earlier of the tenth anniversary of (i) the Effective Date or (ii) the date this Plan is approved by the Board. Any Awards that are outstanding on the tenth anniversary of the Effective Date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 13
AMENDMENT, MODIFICATION, AND TERMINATION

        13.1    Amendment, Modification, And Termination.    With the approval of the Board, at any time and from time to time, the Committee may terminate, amend or modify the Plan; provided, however, that (a) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (b) stockholder approval is required for any amendment to the Plan that (i) increases the number of shares available under the Plan (other than any adjustment as provided by Article 10), or (ii) permits the Committee to extend the exercise period for an Option beyond ten years from the date of grant. Notwithstanding any provision in this Plan to the contrary, absent approval of the stockholders of the Company, no Option may be amended to reduce the per share exercise price of the shares subject to such Option below the per share exercise price as of the date the Option is granted and, except as permitted by Article 10, no Option may be granted in exchange for, or in connection with, the cancellation or surrender of an Option having a higher per share exercise price.

        13.2    Awards Previously Granted.    No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 14
GENERAL PROVISIONS

        14.1    No Rights to Awards.    No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

        14.2    No Stockholders Rights.    No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

        14.3    Withholding.    The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Committee may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. No shares of Stock shall be delivered upon exercise of an option or a SAR or under Restricted Stock Units or Deferred Stock or restrictive legends removed from any Shares of Stock previously delivered under another Award unless and until the Participant satisfies all required applicable tax withholding obligations.

        14.4    No Right to Employment or Services.    Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary.

        14.5    Unfunded Status of Awards.    The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

        14.6    Indemnification.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        14.7    Relationship to other Benefits.    No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        14.8    Expenses.    The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        14.9    Titles and Headings.    The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        14.10    Fractional Shares.    No fractional shares of Stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        14.11    Limitations Applicable to Section 16 Persons.    Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange

Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        14.12    Government and Other Regulations.    The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act of 1933, as amended, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        14.13    Governing Law.    The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

* * * * *

        I hereby certify that the foregoing Plan was duly amended by the Board of Directors of Cogent Communications Group, Inc. on February 21, 2012.

* * * * *

        Executed on this 21st day of February, 2012.

/s/ RIED R. ZULAGER Ried R. Zulager, Corporate Secretary

With- For All For hold Except For Against Abstain Date Sign above Co-holder (if any) sign above Please be sure to date and sign this proxy card in the box below. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc. should give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer. (INSTRUCTIONS: to withhold authority to vote for any individual nominee, mark the “FOR ALL EXCEPT” box and write that nominee’s name(s) in the space provided below.) 1. PROPOSAL – Election of Directors Nominees: Dave Schaeffer, Steven D. Brooks, Erel N. Margalit, Timothy Weingarten, Richard T. Liebhaber, D. Blake Bath and Marc Montagner. 2. PROPOSAL – To ratify the appointment of Ernst & Young, LLP as the Company’s Independent registered public accountants for the fiscal year ending December 31, 2012. 3. PROPOSAL – To vote on an amendment of the 2004 Incentive Award Plan to increase the authorized number of shares of common stock in the plan by 1,200,000. 4. PROPOSAL – Non-binding advisory vote to approve the compensation of Company’s named executive officers; and 5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. MANAGEMENT RECOMMENDS A VOTE “FOR” ALL PROPOSALS. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted “FOR” each of the proposals and in the discretion of the proxies as to any other matters that may properly come before the Annual Meeting. The undersigned stockholder may revoke this proxy at any time before it is voted by delivering to the Secretary of the Company either a written revocation of the proxy or a duly executed proxy bearing a later date, or by appearing at the Annual Meeting and voting in person. The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement in which the proposals are fully explained. X REVOCABLE PROXY COGENT COMMUNICATIONS GROUP, INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 19, 2012 AT 9:00 A.M. The undersigned holder of common stock, par value $0.001, of Cogent Communications Group, Inc. (the “Company”) hereby appoints Robert N. Beury and Ried Zulager, or either of them, as proxies for the undersigned, each with full power of substitution, to represent and to vote as specified in this proxy all common stock of the Company that the undersigned stockholder would be entitled to vote if present in person at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on April 19, 2012 at 9:00 a.m. local time, at the Company’s offices at 1015 31st Street, NW, Washington, D.C. 20007, and at any adjournments or postponements of the Annual Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore executed for such matters. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. PLEASE MARK VOTES AS IN THIS EXAMPLE Detach above card, sign, date and mail in postage paid envelope provided. PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. COGENT COMMUNICATIONS GROUP, INC. COGENT COMMUNICATIONS GROUP, INC. Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held at 9:00 a.m., April 19, 2012 The proxy statement and annual report to shareholders (Form 10-K) are available at: http://www.cogentco.com/en/about-cogent/investor-relations/reports The materials available at the website are the proxy statement and annual report to shareholders (Form 10-K). The annual shareholder meeting will be held at 9:00 a.m. on April 19, 2012 at Cogent's offices at 1015 31st Street, NW, Washington, D.C. 20007. The matters to be covered are noted below: 1. Election of Directors; 2. Ratification of Appointment of Ernst & Young LLP as the Company's Independent registered public accountants for the fiscal year ending December 31, 2012; 3. Amendment of the 2004 Incentive Award Plan to increase the authorized number of shares of common stock in the plan by 1,200,000. 4. Non-binding advisory vote to approve the compensation of Company's named executive officers; 5. Other matters as may properly come before the meeting. The Board of Directors of Cogent recommends voting FOR Proposal 1 - Election of Directors, FOR Proposal 2 - Ratification of Appointment of Ernst & Young LLP as the Company's Independent registered public accountants for the fiscal year ending December 31, 2012, FOR Proposal 3 – Amendment of the 2004 Incentive Award Plan to increase the authorized number of shares of common stock in the plan by 1,200,000. and FOR Proposal 4 - Non-binding advisory vote to approve the compensation of Company's named executive officers. You are cordially invited to attend the meeting in person. Your participation in these matters is important, regardless of the number of shares you own. Whether or not you expect to attend in person, we urge you to complete, sign, date and return the enclosed proxy card as promptly as possible in the enclosed envelope. If you choose to attend the meeting you may then vote in person if you so desire, even though you may have executed and returned the proxy. Any stockholder who executes such a proxy may revoke it at any time before it is exercised. A proxy may be revoked at any time before it is exercised by delivering written notice of revocation to the Company, Attention: Ried Zulager; by delivering a duly executed proxy bearing a later date to the Company; or by attending the Annual Meeting and voting in person. 5799 For Against Abstain For Against Abstain

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON April 19, 2012
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held at 9:00 a.m., April 19, 2012
PROXY STATEMENT
VOTING SECURITIES
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
PROPOSAL NO. 3 AMENDMENT TO INCREASE SHARES IN INCENTIVE PLAN
PROPOSAL NO. 4 ADVISORY VOTE ON EXECUTIVE COMPENSATION
THE BOARD OF DIRECTORS AND COMMITTEES
Audit Committee Report
EXECUTIVE OFFICERS AND KEY EMPLOYEES
EXECUTIVE COMPENSATION
Summary Compensation Table
Grants of Plan-Based Awards in Fiscal 2011
Outstanding Equity Awards at Fiscal Year End
Option Exercises and Stock Vested Value
Employment Agreements and Other Potential Post-Employment Payments
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
RISK ASSESSMENT IN COMPENSATION PROGRAMS
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
STOCKHOLDER PROPOSALS
OTHER MATTERS
  APPENDIX A